Registration No. 333-136124

Registration No. 811-21933

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 7	/ X /
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/ /

Amendment No. 25	/ X /

(Check appropriate box or boxes.) NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II (Exact Name of Registrant) THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Name of Depositor)
720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code	414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering	Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2012 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (DATE) pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account II under flexible premium variable adjustable life insurance policies.

Prospectus

May 1, 2012

Custom Variable Universal Life

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account II

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide a Life Insurance Benefit upon the death of the Insured and is not suitable for short-term investment. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.

You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”). Each Division of the Separate Account invests exclusively in shares of a single series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio	Emerging Markets Equity Portfolio
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio	Short-Term Bond Portfolio
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio
Small Cap Growth Stock Portfolio	Commodities Return Strategy Portfolio
Index 600 Stock Portfolio	Balanced Portfolio
Small Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target Portfolio Series
Multi-Style Equity Fund
Aggressive Equity Fund	Moderate Strategy Fund
Global Real Estate Securities Fund	Balanced Strategy Fund
Non-U.S. Fund	Growth Strategy Fund
Core Bond Fund	Equity Growth Strategy Fund

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals;

are not federally insured; are not bank deposits; are not endorsed by any bank or government agency;

and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the laws of the state in which the Policy is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features;
•	free look rights, including the length of free look period and refund amounts; and
•	portfolio transfer rights.

Please carefully read this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Our Distributor may limit sales of the Policy to certain government entities and government entity plans.

Contents of this Prospectus

Summary of Policy Benefits and Risks

The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The Life Insurance Benefit payable to the beneficiary may vary and your Policy Value will vary based on the investment performance of the Divisions you choose. You may make withdrawals and loans from your Policy Value subject to certain conditions described in the Policy and this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Policy Value or Cash Surrender Value. You could lose some or all of your money.

This summary describes the Policy’s important benefits and risks. More complete information is included elsewhere in this prospectus, in the Portfolio prospectuses and in the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of the Policy is the life insurance protection that it provides. The Policy offers three Death Benefit options:

Option A—Specified Amount;

Option B—Specified Amount Plus Policy Value; and

Option C—Specified Amount Plus Cumulative Premiums Paid Minus Cumulative Withdrawals.

Under each of these options, you select the Specified Amount subject to our limits described in the section “Specified Amount.” The current minimum Specified Amount is $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages. We increase the Death Benefit, if necessary, in order for the Policy to meet minimum Death Benefit requirements under the Code. We also offer a Death Benefit Guarantee under which you select a Death Benefit Guarantee Period (up to the lifetime of the Insured) during which the Policy is guaranteed not to terminate provided certain conditions are met. After a Policy is issued, you may change your Death Benefit option or decrease the Specified Amount, upon written request, subject to our approval. A Death Benefit option change may result in changes to or termination of the Death Benefit Guarantee. You also may elect to change the Policy to Fixed Paid-Up insurance subject to certain conditions described in the section “Fixed Paid-Up Insurance.”

Surrenders, Withdrawals and Loans    You may surrender your Policy for the Cash Surrender Value, which takes into account a surrender charge during the first ten Policy Years. You may also withdraw part of your Policy Value, subject to certain conditions. In addition, you may borrow up to a maximum of 90% of the excess of your Policy Value over any applicable surrender charge, less any existing Policy Debt on the date of the loan. Withdrawals and loans reduce your Cash Surrender Value and Death Benefit, may have a negative impact on your Death Benefit Guarantee and increase the risk that your Policy will lapse. Surrenders, withdrawals, and loans also may have adverse tax consequences.

Payment Plan Options    Life Insurance Benefit and surrender proceeds are payable in a lump sum or under one of several fixed payment plan options we offer. More detailed information concerning these options is included elsewhere in this prospectus.

Allocation of Premiums and Invested Assets    Within limits, you control the amount and timing of Premium Payments. You may direct the allocation of your Premium Payments among Divisions of the Separate Account, change your investment selections, and transfer Invested Assets among the Divisions subject to certain limitations. You also may make automatic transfers using our Dollar Cost Averaging and Portfolio Rebalancing programs.

Optional Benefits    Three optional benefits are available under the Policy:

•	the Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability;

•	the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability; and

•	the Additional Purchase Benefit.

You may select either the Payment of Specified Monthly Charges Upon Total Disability Benefit or the Payment of Selected Monthly Premium Upon Total Disability Benefit, but not both. These optional benefits are not available for all Issue Ages and underwriting classifications, and may not be available in all states. (See “Optional Benefits.”) The waiver benefits may be elected for an Insured between Attained Ages 0 and 59, subject to underwriting. The Additional Purchase Benefit may be elected for an Insured between Attained Ages 0 and 38, subject to underwriting.

Right to Return Policy    You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) the Invested Assets under the Policy on the date we receive the returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charges and Service Charges, unless state law requires otherwise. A complete explanation of your right to return the Policy may be found on the face page of your Policy.

Tax Considerations    Your Policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of Premium Payments you make under the Policy to ensure that your Policy continues to meet that definition. Current federal tax law generally excludes all Death Benefits of a life insurance policy from the gross income of the beneficiary. In addition, you generally are not subject to taxation on any increase in the Policy Value until a withdrawal is made or the Policy is surrendered or otherwise terminated, and you will be able to transfer Invested Assets among the Divisions of the Separate Account tax free. Generally, you are taxed at ordinary income rates on surrender and withdrawal

Custom Variable Universal Life Prospectus

proceeds only if those amounts, when added to all previous distributions, exceed the total Premium Payments made.

Risks of the Policy

Policy for Long-Term Protection    Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing.

Investment Risk    Your Policy Value will fluctuate with the performance of the Divisions among which you allocate your Invested Assets. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. Your Invested Assets are not guaranteed, and you can lose money. Depending on any Death Benefit Guarantee in effect, you may be required to pay more premiums than originally planned in order to keep the Policy in force.

A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy Lapse    Insufficient Premium Payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value (which takes into account any applicable surrender charge) is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period, unless the Death Benefit Guarantee is in effect. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.

Policy Loan Risks    A Policy loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value each month while there is Policy Debt. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Surrender Value and increases the risk that your Policy will lapse.

Limitations on Access to Your Values    We will deduct a surrender charge if you surrender your Policy in the first ten Policy Years. Even if you have Invested Assets, it is possible that you will receive no Cash Surrender Value if you surrender the Policy in the first ten Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future.

Even if you do not ask to surrender the Policy, surrender charges may play a role in determining whether the Policy will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Lapse” above.

You may withdraw a portion of the Cash Surrender Value, subject to limitations on the amount that may be withdrawn. (See “Withdrawals.”) A withdrawal will reduce the Cash Surrender Value and Life Insurance Benefit. The minimum amount of a withdrawal is $250.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. A surrender, loan, or withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract (as defined under the Code) if the cumulative Premium Payments exceed a defined limit. If a Policy is a modified endowment contract, surrenders, withdrawals, and Policy loans will be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty tax may apply to these distributions. Excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion, with respect to, but not limited to, mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.

Custom Variable Universal Life Prospectus

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when you buy, own, and surrender the Policy. See “Charges and Deductions” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable at the time that you buy the Policy, make Premium Payments, surrender the Policy, make withdrawals, transfer Invested Assets among the Divisions, or make certain changes to the Policy.

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Premium Tax Charge	Upon each Premium Payment	2.00% of Premium Payment	No maximum—Charges may increase to reflect actual costs
Other Premium Expense Charge (federal deferred acquisition cost charge)[1]	Upon each Premium Payment	1.00% of Premium Payment
Sales Load	Upon each Premium Payment	5.20% of premium up to Target Premium[2] in Policy Years 1-10; 1.70% of premium up to Target Premium in Policy Years 11 and beyond; and 1.70% of premium in excess of Target Premium for each Policy Year	Same as current charge
Surrender Charge[3]	Upon surrender or change to fixed paid-up insurance during the first ten Policy Years
Maximum Charge[4]		50% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%	Same as current charge
Minimum Charge[5]		13% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%	Same as current charge
Charge for Insured Issue Age 35		50% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%	Same as current charge
Withdrawal Fee	Upon withdrawal	Currently waived	$25.00
Transfer Fee	Upon transfer	Currently waived	$25.00
Change in Death Benefit Option Fee	Upon change in Death Benefit option	Currently waived	$25.00
Reduction in Specified Amount Fee	Upon reduction in Specified Amount	Currently waived	$25.00 per change after first decrease in a Policy Year
Expedited Delivery Charge[6]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[7]
Wire Transfer Fee[6]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[7]

[1]

This charge was previously referred to as the “OBRA Expense Charge”. Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.00% against each Premium Payment to compensate us for corporate income taxes.

Custom Variable Universal Life Prospectus

[2]

The Target Premium is a hypothetical annual premium which is based on the Specified Amount, Death Benefit option, Death Benefit Guarantee Period, any optional benefits, and characteristics of the Insured, such as factors including but not limited to Issue Age, sex, and underwriting classification.

[3]

The initial surrender charge percentage varies by Issue Age and remains level between Policy Years one through five, and declines monthly in Policy Years six through ten to zero. The surrender charge shown in the table may not be representative of the charge a particular Owner would pay. For more information on the surrender charge, see “Surrender Charges” in this prospectus. Your Policy schedule pages will indicate the maximum charge under your Policy.

[4]	The maximum Surrender Charge assumes that the Insured has the following characteristic: Issue Ages 0-54.
[5]	The minimum Surrender Charge assumes that the Insured has the following characteristic: Issue Age 75.
[6]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[7]

The maximum charges are subject to a consumer price index adjustment. The maximum charge will equal the maximum charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)1

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios.

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		$83.33 per $1,000 of net amount at risk	Same as current charge
Minimum Charge[4]		$0.00758 per $1,000 of net amount at risk	$0.01500 per $1,000 of net amount at risk
Charge for Insured Issue Age 35, Male, Premier Non-Tobacco underwriting classification[5]		$0.01448 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]	$0.09083 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]
Mortality and Expense Risk Charge	Monthly, on each Monthly Processing Date

0.35% annually (0.02917% monthly rate) of Invested Assets for Policy Years 1-10

0.20% annually (0.01667% monthly rate) of Invested Assets for Policy Years 11-20

0.05% annually (0.00417% monthly rate) of Invested Assets for Policy Years 21 and above

All Policy Years: 0.60% annually (0.050% monthly rate) of Invested Assets
Administrative Charge	Monthly, on each Monthly Processing Date
Maximum Charge[6]		$25.50 for Policy Years 1-10; $6.92 for Policy Years 11 and above	$41.08 for Policy Years 1-10; $16.25 for Policy Years 11 and above
Minimum Charge[7]		$7.50 for Policy Years 1-10; $4.33 for Policy Years 11 and above	$12.92 for Policy Years 1-10; $8.67 for Policy Years 11 and above
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		$11.92 for Policy Years 1-10; $4.42 for Policy Years 11 and above	$19.67 for Policy Years 1-10; $9.08 for Policy Years 11 and above
Deferred Sales Charge[8]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[9]		1.33% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	1.35% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10

Custom Variable Universal Life Prospectus

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Minimum Charge[10]		1.075% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		1.179% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Death Benefit Guarantee Charge	Monthly, on each Monthly Processing Date when the Death Benefit Guarantee is in force	$0.01 per $1,000 of Guaranteed Minimum Death Benefit	$0.02 per $1,000 of Guaranteed Minimum Death Benefit
Policy Debt Expense Charge[1][1]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the Insured is Attained Age 99 and below:

0.65% annually (0.05417% monthly rate) of Policy Debt for Policy Years 1-10

0.50% annually (0.04167% monthly rate) of Policy Debt for Policy Years 11-20

0.35% annually (0.02917% monthly rate) of Policy Debt for Policy Years 21 and above

When the Insured is Attained Age 100 and above:

0.00% annually of Policy Debt

All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt
Underwriting and Issue Charge[1][2]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[1][3]		$0.0338750 per $1,000 of Initial Specified Amount	Same as current charge
Minimum Charge[1][4]		$0.0048417 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		$0.0069667 per $1,000 of Initial Specified Amount	Same as current charge
Payment of Selected Monthly Premium Upon Total Disability Benefit Charge[1][5]	Monthly, on each Monthly Processing Date
Maximum Charge[1][6]		The greater of $0.031 per $1.00 of Selected Monthly Premium, or $0.049 per $1.00 of Specified Monthly Charges	The greater of $0.092 per $1.00 of Selected Monthly Premium, or $0.147 per $1.00 of Specified Monthly Charges
Minimum Charge[1][7]		$0.002 per $1.00 of Selected Monthly Premium	$0.007 per $1.00 of Selected Monthly Premium
Charge for Insured Attained Age 35, Premier Non-Tobacco underwriting classification		$0.004 per $1.00 of Selected Monthly Premium	$0.012 per $1.00 of Selected Monthly Premium
Payment of Specified Monthly Charges Upon Total Disability Benefit Charge[1][8]	Monthly, on each Monthly Processing Date
Maximum Charge[1][9]		$0.049 per $1.00 of Specified Monthly Charges	$0.147 per $1.00 of Specified Monthly Charges
Minimum Charge[20]		$0.002 per $1.00 of Specified Monthly Charges	$0.006 per $1.00 of Specified Monthly Charges

Custom Variable Universal Life Prospectus

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Charge for Insured Attained Age 35, Male, Premier Non-Tobacco underwriting classification		$0.004 per $1.00 of Specified Monthly Charges	$0.011 per $1.00 of Specified Monthly Charges
Additional Purchase Benefit Charge[2][1]	Monthly, on each Monthly Processing Date
Maximum Charge[2][2]		$0.025 per $1,000 of additional purchase benefit amount	$0.132 per $1,000 of additional purchase benefit amount
Minimum Charge[2][3]		$0.008 per $1,000 of additional purchase benefit amount	$0.033 per $1,000 of additional purchase benefit amount
Charge for Insured Issue Age 0		$0.013 per $1,000 of additional purchase benefit amount	$0.033 per $1,000 of additional purchase benefit amount

[1]

The charges described in this table may vary based upon one or more characteristics of the Policy, such as factors including but not limited to: Insured underwriting classification, Issue Age, sex, underwriting amount, Specified Amount, Target Premium, Policy Debt, and Policy Year (see “Charges and Deductions—Monthly Policy Charges and Service Charges” for more details regarding each charge). The charges shown in the table may not be representative of the charges a particular Owner may pay. Your Policy schedule pages will indicate the guaranteed maximum charge for each periodic charge under your Policy. More detailed information, including personalized illustrations, is available from your Financial Representative. Unless otherwise noted, the charges in the table represent the monthly rate.

[2]

The Cost of Insurance Charge will vary based on factors including but not limited to the Insured’s Issue Age, sex, underwriting classification, underwriting amount, and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the charges a particular Owner may pay. The net amount at risk is the difference between the Death Benefit and the Policy Value.

[3]

The maximum Cost of Insurance Charge assumes that the Insured has the following characteristic: Attained Age 120. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

[4]

The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 5, Premier Non-Tobacco underwriting classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

[5]	Generally, the cost of insurance rate will increase each Policy Year.
[6]	The maximum Administrative Charge assumes that the Insured has the following characteristics: Issue Age 75, substandard underwriting classification.
[7]	The minimum Administrative Charge assumes that the Insured has the following characteristics: Issue Ages 0-15, standard underwriting classification.
[8]

Because this charge is based on cumulative premiums paid at any point during the first Policy Year, this charge will vary depending on the amount and timing of your premium payments during the first Policy Year.

[9]

The current maximum Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 25, Class 1-7 Tobacco underwriting classification. The guaranteed maximum Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 55, Class 2-9 Non-Tobacco underwriting classification. The maximum Deferred Sales Charge shown may also apply to other combinations of Policy Year and Insured characteristics. Please note the Insured characteristics for the displayed current maximum Deferred Sales Charge are different from the Insured characteristics for the displayed guaranteed maximum Deferred Sales Charge.

[10]	The minimum Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 75, Premier or Preferred Non-Tobacco underwriting classification.
[1][1]	This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.
[1][2]	The current minimum Specified Amount is $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages.
[1][3]	The maximum Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 25, substandard underwriting classification.
[1][4]	The minimum Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 55, standard underwriting classification.
[1][5]

The charges for the Payment of Selected Monthly Premium Upon Total Disability vary based on the Insured’s Attained Age and underwriting classification. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. The charges shown in the table may not be representative of the charges a particular Owner may pay. “Selected Monthly Premium” is an amount the Owner selects subject to a maximum permitted amount. The Selected Monthly Premium Benefit provides for the payment of the greater of (1) the Selected Monthly Premium or (2) the amount needed to provide for the payment of the “Specified Monthly Policy Charges” (current Monthly Policy Charges excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). (See “Optional Benefits” for more information about this benefit.)

[1][6]	The maximum Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.

Custom Variable Universal Life Prospectus

[1][7]	The minimum Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-26, standard underwriting classification.
[1][8]

The charges for the Payment of Specified Monthly Charges Upon Total Disability vary based on the Insured’s Attained Age and underwriting classification. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. The charges shown in the table may not be representative of the charges a particular Owner may pay. “Specified Monthly Charges” are the Monthly Policy Charges (excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). The Specified Monthly Charges Benefit provides for the payment of Specified Monthly Charges that come due during the total disability of the Insured. (See “Optional Benefits” for more information about this benefit.)

[1][9]	The maximum Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.
[20]	The minimum Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-21, standard underwriting classification.
[2][1]

The charges for the Additional Purchase Benefit vary based on the Insured’s gender and Attained Age at the time the benefit is added to the policy. The charges shown in the table may not be representative of the charges a particular Owner may pay. The maximum Additional Purchase Benefit amount is the lesser of two times the Specified Amount and $150,000.

[2][2]

The current maximum Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Male, Benefit added at Attained Age 14-17. The guaranteed maximum Additional Purchase Benefit Charge assumes that the Insured has the following characteristic: Benefit added at Attained Age 38. Please note the Insured characteristics for the displayed current maxmium Additional Purchase Benefit Charge are different from the Insured characteristics for the displayed guaranteed maximum Additional Purchase Benefit Charge.

[2][3]	The minimum Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Female, Benefit added at Attained Age 0.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that you may pay periodically during the time you own the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2011. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.22%	1.63%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.22%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2011. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.22% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2011, except as otherwise set forth in the notes to the table. The Russell Investment Funds LifePoints® Variable Target Portfolio Series are funds of funds and because of their two-tiered structure, may have fees that are higher than other funds. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2011, or restated to reflect current expenses (see attached prospectuses for the Funds). Current or future expenses may be higher or lower than those shown, especially in periods of market volatility.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio(2)	0.42%	0.00%	0.02%	0.00%	0.44%	0.00%		0.44%
Focused Appreciation Portfolio(1)(3)	0.76%	0.00%	0.04%	0.00%	0.80%	(0.05%	)	0.75%
Large Cap Core Stock Portfolio(4)	0.44%	0.00%	0.03%	0.00%	0.47%	0.00%		0.47%
Large Cap Blend Portfolio(1)	0.77%	0.00%	0.11%	0.00%	0.88%	(0.03%	)	0.85%
Index 500 Stock Portfolio	0.20%	0.00%	0.02%	0.00%	0.22%	0.00%		0.22%
Large Company Value Portfolio(1)	0.72%	0.00%	0.13%	0.00%	0.85%	(0.05%	)	0.80%
Domestic Equity Portfolio(1)	0.56%	0.00%	0.02%	0.00%	0.58%	0.00%		0.58%

Custom Variable Universal Life Prospectus

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Equity Income Portfolio(1)	0.65%	0.00%	0.04%	0.00%	0.69%	0.00%		0.69%
Mid Cap Growth Stock Portfolio(5)	0.50%	0.00%	0.01%	0.00%	0.51%	0.00%		0.51%
Index 400 Stock Portfolio(6)	0.25%	0.00%	0.05%	0.02%	0.32%	0.00%		0.32%
Mid Cap Value Portfolio(1)(7)	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%		0.96%
Small Cap Growth Stock Portfolio(8)	0.55%	0.00%	0.04%	0.01%	0.60%	0.00%		0.60%
Index 600 Stock Portfolio(1)	0.25%	0.00%	0.24%	0.04%	0.53%	(0.18%	)	0.35%
Small Cap Value Portfolio(1)(9)	0.85%	0.00%	0.04%	0.21%	1.10%	0.00%		1.10%
International Growth Portfolio(1)	0.67%	0.00%	0.14%	0.00%	0.81%	0.00%		0.81%
Research International Core Portfolio(1)	0.88%	0.00%	0.56%	0.00%	1.44%	(0.29%	)	1.15%
International Equity Portfolio(10)	0.66%	0.00%	0.07%	0.00%	0.73%	(0.05%	)	0.68%
Emerging Markets Equity Portfolio(1)	1.14%	0.00%	0.49%	0.00%	1.63%	(0.13%	)	1.50%
Money Market Portfolio(11)	0.30%	0.00%	0.02%	0.00%	0.32%	0.00%		0.32%
Short-Term Bond Portfolio(1)(12)	0.34%	0.00%	0.08%	0.00%	0.42%	0.00%		0.42%
Select Bond Portfolio	0.30%	0.00%	0.02%	0.00%	0.32%	0.00%		0.32%
Long-Term U.S. Government Bond Portfolio(1)	0.55%	0.00%	0.09%	0.00%	0.64%	0.00%		0.64%
Inflation Protection Portfolio(1)	0.57%	0.00%	0.09%	0.00%	0.66%	(0.01%	)	0.65%
High Yield Bond Portfolio(13)	0.44%	0.00%	0.06%	0.00%	0.50%	0.00%		0.50%
Multi-Sector Bond Portfolio(1)	0.79%	0.00%	0.12%	0.00%	0.91%	(0.01%	)	0.90%
Commodities Return Strategy Portfolio(1)(14)	0.80%	0.00%	0.16%	0.05%	1.01%	(0.06%	)	0.95%
Balanced Portfolio(15)	0.30%	0.00%	0.01%	0.02%	0.33%	0.00%		0.33%
Asset Allocation Portfolio(1)(16)	0.54%	0.00%	0.10%	0.02%	0.66%	(0.06%	)	0.60%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio	0.56%	0.25%	0.10%	0.00%	0.91%	0.00%		0.91%
VIP Contrafund® Portfolio	0.56%	0.25%	0.09%	0.00%	0.90%	0.00%		0.90%

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(17)	0.85%	0.00%	0.21%	0.00%	1.06%	0.00%		1.06%

Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.00%	0.12%	0.00%	0.85%	0.00%		0.85%
Aggressive Equity Fund(18)	0.90%	0.00%	0.18%	0.00%	1.08%	(0.05%	)	1.03%
Global Real Estate Securities Fund	0.80%	0.00%	0.15%	0.00%	0.95%	0.00%		0.95%
Non-U.S. Fund(18)	0.90%	0.00%	0.20%	0.00%	1.10%	(0.05%	)	1.05%
Core Bond Fund(18)	0.55%	0.00%	0.18%	0.00%	0.73%	(0.05%	)	0.68%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(19)	0.20%	0.00%	0.18%	0.75%	1.13%	(0.28%	)	0.85%
Balanced Strategy Fund(19)	0.20%	0.00%	0.11%	0.87%	1.18%	(0.21%	)	0.97%
Growth Strategy Fund(19)	0.20%	0.00%	0.14%	0.95%	1.29%	(0.24%	)	1.05%
Equity Growth Strategy Fund(19)	0.20%	0.00%	0.29%	1.00%	1.49%	(0.39%	)	1.10%

(1)

Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2013.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%

Custom Variable Universal Life Prospectus

Portfolio	Expense Limitation
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.90%
Commodities Return Strategy	0.95%
Asset Allocation	0.75%

(2)

Growth Stock Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% of the next $400 million and 0.35% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(3)

Focused Appreciation Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.75% on the Portfolio’s first $100 million of assets, 0.70% on the next $200 million, 0.65% on the next $200 million and 0.60% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(4)

Large Cap Core Stock Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% of the next $400 million and 0.35% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(5)

Mid Cap Growth Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.65% on the next $50 million, 0.50% of the next $400 million and 0.45% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(6)

Index 400 Stock Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million of assets and 0.20% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(7)

Mid Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $150 million of assets, 0.80% of the next $150 million and 0.75% on assets in excess of $300 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(8)

Small Cap Growth Stock Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.65% on the next $50 million, 0.50% of the next $400 million and 0.45% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(9)

Small Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of assets and 0.80% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(10)

International Equity Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee for the Portfolio is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on the next $950 million, 0.58% on the next $500 million and 0.51% on assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(11)

Money Market Portfolio—MSA has voluntarily agreed to waive its entire management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

(12)

Short-Term Bond Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of assets, 0.33% on the next $150 million, 0.30% of the next $250 million and 0.28% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(13)

High Yield Bond Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% of the next $900 million and 0.35% on assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(14)

Commodities Return Strategy Portfolio—MSA has agreed to waive its management fee in an amount equal to the management fee paid to it by the Portfolio’s wholly owned Cayman Islands subsidiary fund. The fee waiver agreement will remain in effect for as long as the Portfolio remains invested in the subsidiary fund.

(15)

Balanced Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in the International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio (“Underlying Portfolios”) is 0.05%. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

(16)

Asset Allocation Portfolio—MSA has agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the next $150 million, and 0.35% on assets in excess of $250 million. In addition, MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in an Underlying Portfolio is 0.05%. MSA may terminate these fee waiver agreements at any time after April 30, 2013.

(17)

Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2014 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, and extraordinary expenses, brokerage commissions and transaction costs that exceed, in the aggregate 1.30% of the average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolio are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(18)

Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2013, to waive 0.05% of its advisory fee on the Aggressive Equity Fund, Non-U.S. Fund and Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.

(19)

For each of the Russell Investment Funds LifePoints Variable Target Portfolio Series funds individually, until April 30, 2013, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Custom Variable Universal Life Prospectus

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets were over $189 billion as of December 31, 2011. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the Separate Account by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

You may allocate the money you invest under your Policy among the Divisions. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	combine the Separate Account with any other separate account;

•

transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•

transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	transfer the assets and liabilities of the Separate Account to another separate account;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	terminate and/or liquidate the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•

make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

Custom Variable Universal Life Prospectus

The Funds

A variety of investment options are offered under the Policy for the allocation of Invested Assets. However, the Company does not endorse or recommend a particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc.

The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Janus Capital Management LLC, American Century Investment Management, Inc., Massachusetts Financial Services Company, Pacific Investment Management Company LLC and Credit Suisse Asset Management, LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A

Custom Variable Universal Life Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital(1)	N/A
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation(2)	N/A
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Commodities Return Strategy Portfolio	Total return	Credit Suisse Asset Management, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)

Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.

(2)	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Custom Variable Universal Life Prospectus

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	N/A

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above-average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Invested Assets if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Invested Assets of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

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Information About the Policy

Purchasing a Policy

When you purchase your Policy, you enter into a contract with us. Your Policy, together with your Application and any amendments, endorsements, riders and optional benefits, is the entire contract. To purchase a Policy, you must submit the Application and, in most cases, an initial Premium Payment, to us through a Northwestern Mutual Financial Representative. Generally, the Policy is available for Insureds between Issue Ages 0-75, inclusive. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an Application if it does not meet our underwriting or administrative requirements or for any reason permitted by law.

Although we do not anticipate delays in our receipt and processing of Applications or Premium Payments, we may experience such delays to the extent Applications, underwriting information and Premium Payments to our Home Office are not received on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of Premium Payments under existing Policies.

Specified Amount

Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You select the Specified Amount when you apply for the Policy, subject to a minimum and our insurability and other underwriting requirements. The Specified Amount must be at least $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages. We reserve the right to modify the minimum Specified Amount and underwriting requirements at any time.

You may decrease the Specified Amount while the Policy is in force, upon written request and subject to our approval. We will not permit a decrease if such decrease results in a Specified Amount less than the minimum Specified Amount we would require for issuance of a new Policy at the time of the change. A decrease in the Specified Amount will be effective on a Monthly Processing Date upon receipt of a written request in Good Order at our Home Office. If the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We reserve the right to charge for more than one decrease to the Specified Amount in a Policy Year. We will deduct any such charge from the Invested Assets. (See “Charges and Expenses.”)

When Insurance Coverage Takes Effect

Generally, we will accept the Policy Application and issue a Policy if we determine that the Insured meets our underwriting and administrative requirements. If a Premium Payment is paid with your Application, insurance coverage becomes effective (provided that the Insured is found to be insurable) on the Date of Issue, which is the later of the date the Application is signed or the date all medical evidence forms required for underwriting are provided. If a Premium Payment is first made at the time of Policy delivery, there is no insurance coverage prior to Policy delivery.

Your Policy Date is the date we use to determine the Issue Age of the Insured, which is used to determine the cost of insurance rates. The Policy Date also is the date used to establish Policy Years. Generally, the Policy Date is the Date of Issue. However, with our approval and subject to state insurance law limitations, we may backdate your Policy Date up to six months or future date it up to 30 days from the Date of Issue under normal circumstances. Backdating may lower your cost of insurance rate, but you will be assessed Monthly Policy Charges retroactive to the Policy Date you select. Future dating is sometimes requested to permit multiple insurance policies to have the same Monthly Processing Date to facilitate administration. We may future date your Policy Date up to 120 days if your underwriting classification is different than requested on the Application. Modifying your Policy Date may require adjustments to your first Premium Payment relating to charges for the period between the Date of Issue and the Policy Date. Both the Date of Issue and the Policy Date may be found in your Policy schedule pages.

Right to Return Policy

You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) the Invested Assets under the Policy on the date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charge and Service Charges, unless state law requires otherwise.

Ownership Rights

As Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any beneficiary. If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all Owners. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

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To transfer ownership of the Policy to another person, the Owner must provide us written notification of the transfer and must supply any required information about the new Owner. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. The transfer of ownership will then be effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect the transfer of ownership. If the Owner is not the Insured, the Owner may name or change a successor Owner, who will become the new Owner upon the Owner’s death.

Right to Exchange for a Fixed Benefit Policy

You may exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). You may elect the exchange at any time within twelve months (or longer if required by state law) after the issue date of the Policy provided premiums are duly paid. We reserve the right to require evidence of insurability. The Fixed Benefit Policy will be on the life of the same Insured and at the time of the exchange will have the same Policy Date and Issue Age and a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange. To the extent allowed by your state, we may modify or terminate this accommodation at any time, with or without notice.

In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser or if there is a material change in the investment policies of a Portfolio that was approved by Owners. There may be a cost associated with the exchange. You will be given notice of any such change and will have 60 days to make the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Premium Payments

A minimum initial Premium Payment is required to put your Policy in force. No insurance will take effect until the minimum initial Premium Payment is made. The minimum initial Premium Payment is based on the Issue Age, underwriting classification and sex of the Insured, the Initial Specified Amount, any optional benefits and, if applicable, the Death Benefit Guarantee Period. For certain Death Benefit Guarantee Periods, a minimum Premium Payment is required to be paid in the first Policy Year.

Although you must make sufficient Premium Payments to keep the Policy in force, after we issue the Policy there is no required schedule or amount of Premium Payments. However, if you elect a Death Benefit Guarantee, a minimum Premium Payment is required, referred to as the Benchmark Premium, to meet the Benchmark Premium Test. (See “Death Benefit Guarantee.”) Unless the Death Benefit Guarantee is available to keep your Policy from terminating, investment results of the Divisions to which your Net Premium is allocated will affect the Premium Payments you are required to make to keep your Policy in force.

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. We may also be required to provide information about you and your account to government regulators.

After the In Force Date (See “Allocating Premiums to the Separate Account” below), Net Premiums are placed in the Separate Account on the date we receive your Premium Payment in Good Order at our Home Office. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative

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may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

You may not make any Premium Payments after the Policy Anniversary nearest the Insured’s 121st birthday. You may not make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative premiums illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the Insured’s 85th birthday. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law. If mandated under applicable law, we may be required to reject a Premium Payment. We may accept a premium at the direction of the Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations.”)

If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans.”)

Allocating Premiums to the Separate Account

When you apply for a Policy, you must instruct us in the Application or supplement to the Application to allocate your Net Premium to one or more Divisions of the Separate Account. Net Premiums are premiums less deductions from premiums, such as premium expense charges. (See “Charges and Deductions—Premium Expense Charge.”)

If your initial Premium Payment is submitted with your Application, we will place the Premium Payment in our General Account, and the Net Premium will remain in our General Account until the In Force Date. We may credit the Net Premium with interest while it remains in the General Account. We may change the rate of interest we credit initial Net Premiums held in our General Account at any time and in our sole discretion, but the rate will not be less than 0%. On the In Force Date, we will transfer and credit the initial Net Premium and accrued interest to the Money Market Division of the Separate Account. If the In Force Date is not a Valuation Date, then we will transfer and credit the initial Net Premium and accrued interest on the next Valuation Date. Short-term premium charges, for any term insurance coverage provided from the Issue Date to the Policy Date, are deducted from the initial Premium Payment if applicable. If payment is not made with your Application, we will transfer and credit the initial Net Premium to the Money Market Division of the Separate Account on the Valuation Date we receive it in Good Order at our Home Office. If payments are received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date, they will be transferred and credited to the Money Market Division on that date. If the payment is received on or after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they will be transferred and credited to the Money Market Division on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

The date on which we allocate your initial Net Premium among the Divisions in accordance with your instructions is referred to as the “Initial Allocation Date.” After the In Force Date and prior to the Initial Allocation Date, we transfer and credit Net Premiums to the Money Market Division of the Separate Account. The Initial Allocation Date is shown in the Policy schedule pages.

Your Initial Allocation Date is determined by a series of rules.

•	First, if you have requested a Policy Date that is later than the date your Policy is approved, your Initial Allocation Date will not be earlier than the future Policy Date you requested.

•

Second, in states where the right to return policy law requires us to refund your entire initial Premium Payment, your Initial Allocation Date will be the latest of the day we receive your initial Premium Payment, the day after your right to return the Policy expires and the day we receive notice of delivery of your Policy.

•

Third, in states where the right to return policy law permits us to base your refund on the value of Invested Assets, if your initial Premium Payment is submitted with your Application and your Policy is issued as applied for, your Initial Allocation Date will be the In Force Date; if we issue your Policy other than as applied for, your Initial Allocation Date will be the day we receive notification of Policy delivery in the Home Office. If your initial Premium Payment is not submitted with your Application, your Initial Allocation Date will be the later of the day we receive notification of Policy delivery or the day we receive your initial Premium Payment.

The initial allocation instructions we receive from you will remain in effect for subsequent Net Premiums until we receive your written request to change them. You may change your allocation for future Net Premiums at any time. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request with our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs.

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Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.

You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email). You may also submit allocation instructions via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries”. Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions. Currently we do not accept requests by telephone.

Policy Value and Invested Assets

The Policy Value is equal to the Invested Assets plus Policy Debt. On the In Force Date, Invested Assets equal the Net Premium (after deduction for short-term premium charges, if applicable) plus any accrued interest less the Monthly Policy Charge. After the In Force Date, Invested Assets equal Invested Assets on the immediately preceding Valuation Date, plus any of the following items applicable to the current Valuation Date:

•	any increase attributable to the portion of Invested Assets in Divisions that experience a positive rate of return for the current Valuation Period;

•	any additional Net Premium;

•	any loan repayment and accrued loan interest payment; and

•	any dividends directed to increase Policy Value;

minus any of the following items applicable to the current Valuation Date:

•	any decrease attributable to the portion of Invested Assets in Divisions that experience a negative rate of return for the current Valuation Period;

•	the Monthly Policy Charge;

•	any Policy loans;

•	any withdrawals and withdrawal fees; and

•	any fees for changes in Death Benefit option, reduction in Specified Amount and transfers.

Death Benefit

Life Insurance Benefit    As long as your Policy is in force, we will pay the Life Insurance Benefit to your beneficiary or beneficiaries once we receive at our Home Office satisfactory proof of the Insured’s death. We will pay the Life Insurance Benefit either in a lump sum or, at your option or the option of your beneficiary, by establishing a fixed payment plan in the beneficiary’s name. (See “Payment Plan Options.”) Payments under these plans are from our General Account, and are subject to the claims of our creditors.

The amount of the Life Insurance Benefit will be:

•	the Death Benefit, or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee; minus

•	the amount of any Policy Debt; minus

•

the amount of any adjustments to the Life Insurance Benefit where (i) the Death Benefit Guarantee is keeping the Policy in force and the Insured dies during the Death Benefit Guarantee Grace Period or (ii) the Insured dies during a Policy Grace Period. (See “Death Benefit Guarantee Grace Period” and “Termination and Reinstatement.”)

These amounts will be determined as of the date of the Insured’s death. Even though the Owner does not have the right to take any Policy loans or withdrawals after the date of the Insured’s death, any Policy loans or withdrawals that are taken after the date of the Insured’s death will be deducted from the Life Insurance Benefit.

We will pay the Life Insurance Benefit to the beneficiary if he or she survives the Insured and is alive on the date of payment. (See “Other Policy Provisions—Naming a Beneficiary.”) If no payment plan is elected, we will pay interest on the Life Insurance Benefit from the date of the Insured’s death based on rates declared by the Company or as required by applicable state law. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Death Benefit. Death Benefits may be limited for Insureds under the age of fifteen in the state of New York.

Death Benefit Options    The Death Benefit before the Policy Anniversary nearest the Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the Insured’s death. The Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be equal to the Policy Value. If you select the Death Benefit Guarantee option with a lifetime period and the guarantee has not previously terminated, then the Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be the greater of the Policy Value or the Guaranteed Minimum Death Benefit.

The Policy provides for three Death Benefit options:

Specified Amount (Option A)

Specified Amount plus Policy Value (Option B)

Specified Amount plus Cumulative Premiums minus Cumulative Withdrawals (Option C)

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All three death benefit options may not be available in all states. We calculate the amount available under the applicable Death Benefit option as of the date of the Insured’s death.

The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. For purposes of Option C, cumulative Premium Payments do not include amounts credited to the Policy under either the (i) Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability or (ii) Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability.

Minimum Death Benefit    The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined relationship to, or multiple of, the Policy Value. You make the choice of testing methods when you purchase a Policy and it cannot be changed. For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value—Corridor Test Multiples

Attained Age	Policy Value %	Attained Age	Policy Value %
40 or less	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	116
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or more	100
60	130

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the attained age of the Insured, the Policy’s underwriting classification and a 4% interest rate, with an adjustment made for optional benefits, if any.

Generally, the Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better cash value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower corresponding cost of insurance charge. However, the Guideline Premium/Cash Value Corridor Test limits the amount of Premium Payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation, and allows more Premium Payments to be paid during the early Policy Years.

Changing Death Benefit Options    You may change the Death Benefit option at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes are subject to our insurability requirements and issue limits. In addition, we will not permit a change if it is not allowed in your state or if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law, or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified Amount, and also result in changes to, or termination of, the Death Benefit Guarantee. The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Surrender Charge.”) A Death Benefit option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time than had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations.”)

If the written request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option will be effective on that date. If the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change, and will deduct any such charges from Invested Assets. (See “Charges and Expenses.”)

Death Benefit Guarantee    The Policy offers a Death Benefit Guarantee Period which can range up to the lifetime of the Insured, depending on the Death Benefit option selected and Issue Age of the Insured. The Death Benefit Guarantee Period is elected on the application and established at issue by the applicant. A change in your Death Benefit option may affect your Death Benefit Guarantee Period. The Death Benefit Guarantee Period is shown on the Policy schedule pages.

The Death Benefit Guarantee is available to protect the Policy from terminating during the Death Benefit Guarantee Period so long as the Death Benefit Guarantee Test is met. (See

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“Death Benefit Guarantee Test.”) The Death Benefit Guarantee keeps the Policy in force when the Policy does not have enough Cash Surrender Value to pay the current Monthly Policy Charge and the Policy would otherwise terminate without value. (See “Termination and Reinstatement.”)

When the Policy does not have sufficient Cash Surrender Value to pay the current Monthly Policy Charge and is being kept in force by the Death Benefit Guarantee, the Monthly Policy Charges will first reduce the Invested Assets, if any, to zero and will then accumulate as due and unpaid. Then, when you make a Premium Payment, we will deduct accumulated due and unpaid Monthly Policy Charges from Invested Assets. At the end of the Death Benefit Guarantee Period, if the Cash Surrender Value is less than the current Monthly Policy Charges, the Policy will enter the Policy Grace Period and an additional Premium Payment will be required to keep the Policy in force. (See “Termination and Reinstatement.”)

Guaranteed Minimum Death Benefit    If the Policy is being kept in force by the Death Benefit Guarantee when the Insured dies, the gross amount of death proceeds will be the Guaranteed Minimum Death Benefit (“GMDB”) regardless of the Death Benefit option in effect. On the Date of Issue the GMDB equals the Specified Amount. After the Date of Issue, if there is a Policy change that decreases the Specified Amount below the current GMDB, including a Death Benefit option change that decreases the Specified Amount, then the GMDB will be reduced to equal the new Specified Amount.

Death Benefit Guarantee Test     During the Death Benefit Guarantee Period, the Death Benefit Guarantee keeps the Policy from terminating, provided that the Death Benefit Guarantee Test is met. Unless the Death Benefit Guarantee was previously terminated, the Death Benefit Guarantee Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.

For Policies that are eligible for the Benchmark Cash Value Test, the Death Benefit Guarantee Test will be met if either the Benchmark Premium Test or the Benchmark Cash Value Test is met. A Policy is not eligible for the Benchmark Cash Value Test if: (1) Death Benefit Option B or C is elected; or (2) the Death Benefit Guarantee period is less than 15 years; or (3) the Issue Age is over 60 and the underwriting classification is substandard. For Policies that are not eligible for the Benchmark Cash Value Test, the Death Benefit Guarantee Test will be met if the Benchmark Premium Test is met. The Policy schedule pages indicate whether the Policy is eligible for the Benchmark Cash Value Test.

If the Death Benefit Guarantee Test is not met on a Monthly Processing Date, the Death Benefit Guarantee will enter a Death Benefit Guarantee Grace Period.

Benchmark Premium Test    The Benchmark Premium Test is met provided that:

(1)	on the current Monthly Processing Date, (a) is greater than or equal to (b) where:

(a)	is the cumulative Premium Payments minus the sum of the following:

•	the cumulative withdrawals; and

•	principal loan balance (See “Policy Loans”); and

(b)	is the cumulative Death Benefit Guarantee Benchmark Premium for the current Monthly Processing Date;

AND

(2)	the Benchmark Premium Test has been met on all prior Monthly Processing Dates, and has not previously been terminated due to a loan or withdrawal causing the test to not be met.

The Benchmark Premium Test will be deemed to have been met on Monthly Processing Dates during a Death Benefit Guarantee Grace Period if (i) the Benchmark Premium Test was met on the Monthly Processing Date immediately preceding the Death Benefit Guarantee Grace Period, and (ii) the required payment is paid prior to the expiration of the Death Benefit Guarantee Grace Period.

The Death Benefit Guarantee Benchmark Premium is shown in the Policy schedule pages. This amount is generally calculated as the level premium amount which would be sufficient to fund the Policy until the end of the Death Benefit Guarantee Period, assuming a 4% net annual investment rate of return and the deduction of mortality and expense charges not in excess of guaranteed maximum rates. The Death Benefit Guarantee Benchmark Premium varies based on the Insured’s Issue Age and underwriting classification, the Specified Amount, the Death Benefit option, the Death Benefit Guarantee Period, and any optional benefits. It is used solely to determine whether or not the Benchmark Premium Test is met.

Benchmark Cash Value Test    Provided the Death Benefit Guarantee has not terminated, the Benchmark Cash Value Test is met when, on a Monthly Processing Date, the Cash Surrender Value is greater than or equal to the Benchmark Cash Value for the current Monthly Processing Date. Once the Benchmark Cash Value Test is met, it will continue to be met regardless of any change in the Cash Surrender Value, unless a Retest Event (defined below) occurs.

The Benchmark Cash Values are set forth in the Policy schedule pages if the Policy is eligible for the Benchmark Cash Value Test. A table of Benchmark Cash Values is provided because the amount varies for each Monthly Processing Date. On a Monthly Processing Date, the Benchmark Cash Value is the Cash Surrender Value which would be sufficient to fund the Policy for the lifetime of the Insured without any additional Premium Payments, assuming a 4% net annual investment rate of return and mortality and optional benefit charges not in excess of guaranteed maximum rates. The Benchmark Cash Values vary based on the Insured’s Issue Age and underwriting classification, and the Specified Amount and any optional benefits. The Benchmark Cash Value is used solely to determine whether or not the Benchmark Cash Value Test is met.

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A Retest Event is defined as a withdrawal, a Policy loan, a failure to pay accrued loan interest when due, or a change by the Owner to the terms of the Policy that could result in an increase in the Company’s risk under the Policy. If a Retest Event occurs, the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event. If the Benchmark Cash Value Test is not met on the effective date of the Retest Event, it may be met on a subsequent Monthly Processing Date, provided that the Death Benefit Guarantee was not previously terminated, and the Cash Surrender Value is greater than or equal to the Benchmark Cash Value on that Monthly Processing Date. Subsequent to any Retest Event, once the Benchmark Cash Value Test is met, it will continue to be met, regardless of any changes in the Cash Surrender Value, until another Retest Event occurs.

See the Appendix for examples of the operation of the Benchmark Premium Test and the Benchmark Cash Value Test.

Extension of Death Benefit Guarantee Period    If your Policy is eligible for and meets the Benchmark Cash Value Test, at the end of the Death Benefit Guarantee Period we will automatically extend the Death Benefit Guarantee Period to a Lifetime Death Benefit Guarantee Period. As a result, the Death Benefit Guarantee will remain in effect so long as the Benchmark Cash Value Test is met.

If your Policy (a) is eligible for but does not meet the Benchmark Cash Value Test at the end of the Death Benefit Guarantee Period, and (b) uses the Cash Value Accumulation Definition of Life Insurance Test, we will offer you a one-time opportunity to extend the Death Benefit Guarantee Period to a Lifetime Death Benefit Guarantee Period, provided the Death Benefit Guarantee was not previously terminated. Once the Death Benefit Guarantee Period has been extended to a Lifetime Death Benefit Guarantee Period, the Policy will no longer be eligible for the Benchmark Cash Value Test. The election of a Lifetime Death Benefit Guarantee Period will result in a new Death Benefit Guarantee Benchmark Premium for Monthly Processing Dates on and after the effective date of the election. The Death Benefit Guarantee will remain in effect so long as the Death Benefit Guarantee Test is met.

Termination of Death Benefit Guarantee For Failure to Meet Death Benefit Guarantee Test    If on a Monthly Processing Date the Death Benefit Guarantee Test is not met, you will have 61 days to make an additional payment to keep the Death Benefit Guarantee, provided the Death Benefit Guarantee Period is not already scheduled to expire during that 61-day period. The Death Benefit Guarantee Grace Period will begin on the date we send you written notice of the amount of payment you must make. The minimum payment that you must make will be the amount necessary to meet the Death Benefit Guarantee Test at the end of the Death Benefit Guarantee Grace Period.

The Death Benefit Guarantee will continue during the Death Benefit Guarantee Grace Period, terminating at the end of such period if you do not make the required payment. If you do not make the required payment, you will not be able to reinstate the Death Benefit Guarantee.

When the Death Benefit Guarantee terminates, the Policy will still remain in force provided the Cash Surrender Value on the Monthly Processing Date is greater than the Monthly Policy Charges. If, however, this requirement is not met, the Policy will enter the Policy Grace Period, during which time you may still avoid termination of your Policy provided you make sufficient payments to keep your Policy in force. (See “Termination and Reinstatement.”)

If the Insured dies during the Death Benefit Guarantee Grace Period and the Death Benefit Guarantee is keeping the Policy in force, we will deduct from the Life Insurance Benefit the amount of the payment required to meet the Death Benefit Guarantee Test as of the last Monthly Processing Date preceding or on the date of death of the Insured.

Payment Plan Options

Your beneficiary may receive the Life Insurance Benefit as a cash settlement either by electing to receive a lump sum check or by electing the Northwestern Access Fund account (an interest-bearing account), if the cash settlement amount meets our criteria. If no affirmative election is made, the beneficiary will receive the Life Insurance Benefit as a lump sum check. If a Northwestern Access Fund account is elected, payment of the full Life Insurance Benefit is accomplished by the opening of the Northwestern Access Fund account in the name of beneficiary. Northwestern Access Fund account information, along with a book of drafts (which function much like checks from a checking account at a bank), will be sent to the beneficiary, and the beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Life Insurance Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Northwestern Mutual, the bank will receive the amount the beneficiary requests as a transfer from the Company's General Account. The Northwestern Access Fund is part of the Company's General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of the Company, although it is subject to the claims of our creditors. In addition, funds held in the Northwestern Access Fund are guaranteed by State Insurance Guarantee Associations. The Company may make a profit on all amounts held in the Northwestern Access Fund. We may discontinue the Northwestern Access Fund at any time, with or without notice.

Upon the death of the Insured, if a payment plan was not previously elected by the Owner and in lieu of a lump sum payment, your beneficiary may elect to receive his or her share of the Life Insurance Benefit by either of the following fixed payment plan options. You may also elect to have surrender proceeds paid by either of these options. Payments under a fixed payment plan option are not affected by the investment

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performance of the Divisions after the date of surrender or the date of the Insured’s death. Payments under fixed payment plan options will be based on rates declared by the Company when the payment plan is entered into. Those rates will not be less than the rates shown in the Policy. The monthly income payment rates in the Policy life income plans are based on interest at an annual effective rate of 2.50% and the Annuity 2000 Mortality Table with projected mortality improvements using 125% of Projection Scale G. Ages are adjusted to reflect mortality improvement from the Date of Issue of the Policy to the start of the payment plan. The same rate will apply to the Net Premium paid to increase the amount of the monthly payment under a Life Income payment plan. (See “Increase of Monthly Income.”) There is no additional charge for electing a payment plan option. We may offer additional payment plans.

•

Single Life Income    We will make monthly payments for the selected certain period. The options for the certain period are zero years (meaning without a certain period), ten years, twenty years or a refund period which continues until the sum of the payments that have been made is equal to the amount that was originally applied under the payment plan. If the payee lives longer than the certain period, payments will continue for his or her life. If the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the payment plan beneficiaries your beneficiary designates.

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Joint and Survivor Life Income    We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the payment plan beneficiaries or to beneficiaries your beneficiary designates.

In general, the monthly payments under a joint and survivor life income plan will be lower than, but may be payable for a longer period than, a single life income plan.

The Owner may elect a payment plan for each beneficiary’s share of the Life Insurance Benefit:

•	while the Insured is living; or

•	during the first 60 days after the death of the Insured, if the Insured at the time of his or her death was not the Owner. An election made during that 60 day period may not be revoked.

Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent beneficiary may elect a payment plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the payment plan value, if any, remaining on his or her death. If no such payment plan beneficiary is named, then the payment plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent beneficiary. Payment plan beneficiaries may continue to receive payments of the remaining value under the terms of the payment plan in effect on the death of the direct or contingent beneficiary.

Withdrawal    The remaining value, if any, in a payment plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.

Limitations    A direct or contingent beneficiary who is a natural person may be paid under a Life Income payment plan only if the payments depend on his or her life. A non-natural person may be paid under a Life Income payment plan only if payments depend on the life of the Insured’s spouse or the Insured’s dependent.

Payment Frequency    Upon written request, we will make payments once every 3, 6, or 12 months instead of each month.

Increase of Monthly Income    A direct or contingent beneficiary may, at the time the payment plan elected takes effect, increase the amount of the monthly payments under the Life Income payment plan by making an annuity premium payment to the Company. We will apply the net annuity premium to the payment plan. The net annuity premium is the amount of the annuity premium payment less a charge of not more than 2% and less any premium tax. The net annuity premium will be applied under the same payment plan and at the same rates as the proceeds. The Company may limit this net annuity premium to an amount that is equal to the direct or contingent beneficiary’s share of the proceeds payable under this Policy. The Company may accept the annuity premium payment when the payment plan goes into effect or for a period thereafter in accordance with the Company’s then-current administrative procedures.

Surrender and Withdrawals of Policy Value

Surrenders    You may surrender your Policy for the Cash Surrender Value at any time while the Insured is alive and the Policy is in force. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the date your request for surrender is effective. Requests for surrenders will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under a payment plan

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option you select. (See “Payment Plan Options.”) A surrender may have tax consequences. (See “Tax Considerations.”)

Withdrawals    Upon written request received at our Home Office at any time while the Insured is alive and the Policy is in force, you may make a withdrawal from your Policy Value, subject to the Company’s right to assess a charge deducted from Invested Assets in an amount up to $25 per withdrawal (currently waived). You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:

•	reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;

•	reduce the Specified Amount to less than the minimum Specified Amount that the Company would require for issuance of a Policy at the time of withdrawal; or

•	reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge and any applicable service charge.

A withdrawal of Policy Value decreases Invested Assets and may also have tax consequences. (See “Tax Considerations.”) A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, if Death Benefit Option A is in effect at the time of withdrawal, the Specified Amount will be reduced by the excess, if any, of the Specified Amount over the result of (a) minus (b) where:

(a)	is the Death Benefit immediately prior to the withdrawal; and

(b)	is the amount of the withdrawal and applicable service charge.

Written requests for withdrawals will be processed and effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. On the Valuation Date on which a withdrawal from the Policy Value is effective, Invested Assets will be reduced by the amount of the withdrawal and any applicable charges. The amount of the withdrawal and any applicable charge will be allocated among the Divisions in proportion to the amount of Invested Assets in each Division.

Policy Loans

At any time while the Insured is alive and the Policy is in force, you may submit a request for a loan in an amount that, when added to existing Policy Debt, is not greater than your Loan Value. You may increase the risk that your Policy will lapse (terminate with no value) if you take a loan. A Policy loan or unpaid interest may have tax consequences. (See “Tax Considerations.”) Written requests for loans will be processed and effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of interest of 5%, and is included in Policy Debt as it accrues. Loan interest is credited to the borrowed portion of Policy Value at an annual effective, fixed rate of interest of 5%. Interest is due and payable on each Policy Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Value and the amount payable on death, and may cause the Policy to lapse, subject to the terms of any applicable Death Benefit Guarantee and Grace Period. (See “Termination and Reinstatement.”)

We will take an amount equal to the loan from the Separate Account Divisions in proportion to the amounts in the Divisions. Borrowed amounts will not participate in the Separate Account’s investment results while the loan is outstanding. We will also deduct from Invested Assets a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The Monthly Policy Debt Expense Charge is included in the Monthly Policy Charge. (See “Charges and Deductions—Monthly Policy Charges and Service Charges.”) A Policy loan, even if you repay it, will have a permanent effect on the Policy Value, the Cash Surrender Value, and the Death Benefit because the loan amounts do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value upon surrender and from the Life Insurance Benefit payable on the Insured’s death.

You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while the Insured is alive and the Policy is in force. Upon each such payment, we will transfer an amount equal to the payment amount from our General Account to the Separate Account Divisions in accordance with the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will process your payment as of that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your payment as of the next Valuation Date. Loan repayments are not subject to transaction fees.

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If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

Termination and Reinstatement

Unless the Death Benefit Guarantee is in effect, if the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into the Policy Grace Period. At the end of the Policy Grace Period, the Policy will terminate (or lapse) with no value and your insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. Upon receipt of the payment, we will allocate the Net Premium, to the Divisions of the Separate Account, based on your allocation instructions then in effect. We will also deduct any accumulated due and unpaid Monthly Policy Charges from the Invested Assets. Payments received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. If the Insured dies during the Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.

After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. To reinstate the Policy, you must make a payment equal to the amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the Policy Grace Period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated.

On the effective date of the reinstatement, the Policy Value will be equal to the sum of:

•	the Net Premium paid upon reinstatement (plus applicable interest credited by the Company, if any); and

•	any Policy Debt on the termination date;

minus the sum of:

•	all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and

•	the Monthly Policy Charge due on the reinstatement effective date.

Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

On the later of the effective date of the reinstatement or the date we approve the Application for reinstatement, we will allocate the Policy Value less any Policy Debt among the Separate Account Divisions based on the allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date.

For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”

Reinvestments after Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds after a surrender or withdrawal may vary in accordance with our administrative procedures.

Returned withdrawal proceeds will be reinvested at the unit value for each Division next determined after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Proceeds will be allocated to the Divisions from which the withdrawal was made in the same proportion as the withdrawal.

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We will reinvest surrender proceeds only after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date are deemed to be received and effective on that date. If the request is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinvestment will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We will allocate the returned surrender proceeds (plus applicable interest credited by the Company, if any) to the Divisions from which the surrender was made in the same proportion as the surrender.

Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit, Policy Value and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make any necessary adjustment for any Policy Debt or the debt may be reinstated.

Fixed Paid-Up Insurance

Upon written request to the Company, you may change your Policy to Fixed Paid-Up insurance. Your election to convert to Fixed Paid-Up insurance is irrevocable. To convert your Policy, the Cash Surrender Value must be at least $1,000 and the Policy must have been in force for at least 12 months from the Policy Date. The option to change your Policy to Fixed Paid-Up insurance is not available if your Policy was issued in the state of Pennsylvania. Please refer to the terms of your Policy for more information.

If the request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of change to Fixed Paid-Up insurance will be that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

On the date the Policy is changed to Fixed Paid-Up insurance, we deduct any applicable surrender charge from Invested Assets and the remaining amount becomes the “Contract Fund Value”. We then transfer the Contract Fund Value amount from the Separate Account to the Company’s General Account. Any outstanding Policy Debt continues. After the transfer, the Policy Value will equal the Contract Fund Value plus any Policy Debt. The Specified Amount will be changed to the lesser of the Death Benefit prior to the change or the Policy Value (after deducting the surrender charge and any withdrawals on the date of the change), multiplied by the factor shown on the Policy schedule pages. The Death Benefit option will be changed to Option A, and any Death Benefit Guarantee and any optional benefits will be terminated.

When the Policy is in force as Fixed Paid-Up insurance, you will not be permitted to make additional Premium Payments, change Death Benefit options or the Specified Amount, or add optional benefits to the Policy. Subject to certain restrictions, you are permitted to make withdrawals and loan repayments and take out additional loans. Loans and withdrawals reduce the Contract Fund Value and may increase the chance the Policy will terminate without value. A withdrawal can either be requested by the Owner (see “Surrender and Withdrawals of Policy Value”) or may be the result of a return of a portion of Premium Payments that is necessary for the Policy to qualify as life insurance (see “Tax Considerations”). A return of prior Premium Payments could occur if the Guideline Premium/Cash Value Corridor Test is chosen to determine the Policy’s qualification as life insurance under Section 7702 of the Code. The Policy will terminate without value if the Contract Fund Value becomes less than the Monthly Policy Charge.

The Contract Fund Value will earn interest at an annual effective rate determined by the Company that may change as often as daily, but at no time will the annual effective interest rate be less than 4%. On the effective date of the change to Fixed Paid-Up insurance, the Contract Fund Value is equal to the amount transferred from the Separate Account. On any day after the effective date, the Contract Fund Value is equal to the Contract Fund Value at the end of the previous day plus any of the following items applicable for the current day:

•	interest on the Contract Fund Value;

•	any loan repayment and accrued loan interest payment made; and

•	any Policy dividend directed to increase the Contract Fund Value;

minus any of the following items applicable to the Contract Fund Value for the current day:

•	a monthly Policy charge applicable to Fixed Paid-Up insurance;

•	Policy loans;

•	withdrawals; and

•	service charges.

When the Policy is in force as Fixed Paid-Up insurance, the Monthly Policy Charge consists of a Cost of Insurance Charge and, if applicable, a Policy Debt expense charge.

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Optional Benefits

There are three optional benefits for purchase under the Policy:

(1)	the Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability (“Specified Monthly Charges Benefit”);

(2)	the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability (“Selected Monthly Premium Benefit”); and

(3)	the Additional Purchase Benefit.

The Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit may be elected at any time while the Insured is between Attained Ages 0 and 59, inclusive. The Additional Purchase Benefit may be elected while the Insured is between Attained Ages 0 and 38, inclusive. If the Owner seeks to add an optional benefit after the Policy has been issued, the addition of the benefit will be subject to the Company’s then-current underwriting standards. You may select either the Specified Monthly Charges Benefit or the Selected Monthly Premium Benefit, but not both. These optional benefits are not available for all Attained Ages and underwriting classifications, and may not be available in all states.

Subject to applicable terms and conditions, the Specified Monthly Charges Benefit provides for the payment of the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of all current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

Subject to applicable terms and conditions, the Selected Monthly Premium Benefit provides for the payment of the greater of (1) a premium amount selected by the Owner subject to Company limitations (e.g. the range of dollar amounts which at a minimum maintain the Policy or at a maximum reach the Company’s then-current Premium waiver limits), or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of the greater of (1) premium amount selected by the Owner subject to Company limitations, or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

A total disability is one which prevents the Insured from engaging in an occupation. For the first 24 months of total disability, an occupation is the one that the Insured has at the time the Insured becomes disabled. After 24 months, an occupation is one for which the Insured is qualified by education, training or experience. To be covered, the total disability must begin while the benefit is in force; the total disability must result from an accident or sickness; and the total disability must last for at least six consecutive months. The Company will determine the existence of total disability based on the proof of claim submitted and other information gathered by the Company. These Optional Benefits are not available to be added to the Policy if the Insured is totally disabled.

The Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit terminate on the earliest of: (1) the Policy Anniversary that is nearest the 65th birthday of the Insured unless the Insured became totally disabled prior to the Policy Anniversary that is nearest the 60th birthday of the Insured; (2) when the Policy terminates; (3) when the Policy becomes Fixed Paid-Up insurance; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.

The amounts paid under the Specified Monthly Charges and Selected Monthly Premium Benefits are treated as Premium Payments subject to the terms of the Policy, except that if the Policy has Death Benefit Option C, then the amounts paid under these benefits will not be included in the cumulative Premium Payments that are used in the calculation of the Death Benefit. The amounts paid under the Specified Monthly Charges and Selected Monthly Premium Benefits are treated as Premium Payments for purposes of the Benchmark Premium Test, if applicable to the Policy. The amounts paid under these benefits are subject to the same transaction fees as any other Premium Payment. (See “Charges and Deductions—Premium Expense Charges.”) Under the Waiver of Specified Monthly Charges Benefit, the premium amount paid under the benefit will be an amount that, after deducting the Premium Expense Charges, will equal the Specified Monthly Charges.

Subject to the terms and conditions of the benefit, the Additional Purchase Benefit gives the Owner the right to purchase additional life insurance policies on the life of the Insured up to Attained Age 40 at specified dates without proof of insurability. This optional benefit terminates on the Policy Anniversary nearest the 40th birthday of the Insured. It will terminate earlier: (1) when the Policy terminates; (2) when the Policy becomes Fixed Paid-Up insurance; (3) on the use of the final purchase right under the benefit; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.

If you select one or more of these optional benefits, a charge for the benefit will be added to the Monthly Policy Charge. (See “Periodic Charges Other than Fund Operating Expenses.”) Any such charge will continue to be assessed as long as the benefit remains in force, except that charges for the Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit will be waived when the Insured is totally disabled, subject to the terms and conditions of the

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applicable benefit. Once the Policy has been issued, an optional benefit may be added to the Policy, subject to the Company’s insurability requirements and other rules. If the written request to terminate an optional benefit is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the request will be effective on that date. If the request is not received on a Monthly Processing Date, or is received on or after the close of trading on the NYSE, it will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

Other Policy Transactions

Transfers    Subject to the limitations on short-term and excessive trading discussed below, you may transfer between and among the Divisions of the Separate Account so long as you are invested in no more than 30 Divisions at a time. Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from each Division in proportion to the amounts in each Division after the transfer. See “Charges and Deductions” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Transfer requests must be in whole percentages and in amounts greater than or equal to 1% of Invested Assets or the request will not be processed. Your Financial Representative may provide us with instructions on your behalf involving the transfer of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

You may request transfers in writing (including via facsimile or, under limited circumstances, by email). You may also submit transfer instructions via the Internet at www.northwesternmutual.com in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries”. Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept requests by telephone.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio

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underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Dollar-Cost Averaging    You may elect to participate in a dollar cost averaging (“DCA”) program by making an election in the Application or by completing an election form and sending it to our Home Office. There is no additional charge for DCA. Under our DCA program, while the Policy is in force you may authorize us to transfer monthly a fixed dollar amount or fractional amount from the Money Market Division to other Divisions. Transferred amounts must be allocated in whole percentages. (See “Other Policy Transactions—Transfers.”) The transfers continue until you instruct us otherwise, or until the amount in the Money Market Division is exhausted. Your request to participate in this program is effective when we receive your completed Application or election form at our Home Office. You may elect to increase or decrease the amount of transfer payments under our DCA program. We may modify, suspend, or discontinue the DCA program at any time.

DCA does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during periods of both low and high prices.

Portfolio Rebalancing    Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced in accordance with our procedures, to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Invested Assets allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. You may elect portfolio rebalancing by making an election in the Application. You may also elect

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portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend, or discontinue this feature at any time.

Allocation Models    Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. There will be no automatic rebalancing to these models unless you chose the automatic rebalancing option. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend, or terminate any asset allocation models at any time without affecting your current allocation.

Charges and Deductions

Premium Expense Charges    We deduct a charge from each Premium Payment for state premium taxes and a portion of our federal corporate income taxes attributable to policy acquisition expenses. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. The tax rate for a particular state may be lower, higher, or equal to the 2.00% deduction, although we charge 2.00% regardless of the state in which you live. We reserve the right to deduct a higher or lower amount or percentage from Premium Payments in the future to cover these taxes. The amount deducted may be more or less than the percentage charged by your state of residence.

Due to a federal tax law change under the OBRA, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.00% against each Premium Payment to compensate us for the additional corporate tax burden. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The total amount of the current charges attributable to state premium taxes and other premium expense charges is 3.00% of each Premium Payment. Tax charges may increase to reflect changes in tax laws.

We deduct a charge, or sales load, of 5.2% for sales costs from premiums paid, up to the Target Premium in Policy Years 1-10 and 1.7% of Premium Payments, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 1.7% charge on all Premium Payments in excess of the Target Premium.

We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the Deferred Sales Charges and surrender charges described below. The amounts we deduct for distribution expenses in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Invested Assets for the mortality and expense risks we have assumed. (See “Monthly Policy Charges and Service Charges.”) To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Monthly Policy Charges and Service Charges    We deduct a Monthly Policy Charge from Invested Assets on each Monthly Processing Date. The Monthly Policy Charge includes the monthly Cost of Insurance Charge, the monthly Mortality and Expense Risk Charge, the monthly Administrative Charge, the monthly Underwriting and Issue Charge, the monthly Deferred Sales Charge, and, if applicable, the monthly Policy Debt Expense Charge, the monthly Death Benefit Guarantee Charge, and the monthly charge for optional benefits. These components of the Monthly Policy Charge are described in the following paragraphs.

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Monthly Cost of Insurance Charge. We determine the amount of the charge by multiplying the net amount at risk by the cost of insurance rate, which is based on factors including but not limited to the Issue Age, sex, and underwriting classification of the Insured, the underwriting amount, and the Policy Year. The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum cost of insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

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Monthly Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.60% (0.05% monthly rate) of Invested Assets. Currently the charge is equal to an annual rate of 0.35% (0.02917% monthly rate) of Invested Assets for the first ten Policy Years, 0.20% (0.01667% monthly rate) of Invested Assets for Policy Years 11-20, and 0.05% (0.00417% monthly rate) of Invested Assets for Policy Years 21 and higher. The mortality risk is the risk that Insureds may not live as long as we estimated. The

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expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

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Monthly Administrative Charge. This charge, which varies based on factors including but not limited to the Insured’s Issue Age, underwriting classification on the Date of Issue, and the Policy Year, is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners. The current charge ranges from $7.50 to $25.50 for Policy Years 1-10 and from $4.33 to $6.92 for Policy Years 11 and beyond.

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Monthly Underwriting and Issue Charge. This charge applies during the first ten Policy Years and is based on the Initial Specified Amount, the Insured’s Issue Age and the underwriting classification of the Insured on the Date of Issue. The charge ranges from $0.0048417 to $0.0338750 per $1,000 of Initial Specified Amount.

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Monthly Policy Debt Expense Charge. This charge is for the expenses and taxes associated with Policy Debt, if any. The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently the charge when the Insured is Attained Age 99 and below is equal to an annual rate of 0.65% (0.05417% monthly rate) of Policy Debt for Policy Years one through ten, 0.50% (0.04167% monthly rate) of Policy Debt for Policy Years 11-20, and 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 21 and higher. The current charge when the Insured is Attained Age 100 and above is 0.00% annually of Policy Debt. This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.

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Monthly Deferred Sales Charge. This charge for sales expenses is deducted during the first ten Policy Years, and is based on factors including but not limited to the Insured’s Issue Age and underwriting classification on the Date of Issue. During the first Policy Year, the charge on each Monthly Processing Date is a percent of cumulative premiums paid through that date (up to the Target Premium). The charge applied during Policy Years two through ten is based on the cumulative premiums paid in the first Policy Year (up to the Target Premium).

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Monthly Death Benefit Guarantee Charge. This charge compensates us for the risk we have assumed by guaranteeing the Guaranteed Minimum Death Benefit. For a Policy that has a Death Benefit Guarantee, the maximum amount of the charge is $0.02 per $1,000 of Guaranteed Minimum Death Benefit. Currently the charge is $0.01 per $1,000 of Guaranteed Minimum Death Benefit.

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Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability. Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability and Additional Purchase Benefit. The charge for a Waiver Upon Total Disability Benefit is deducted if either of the Waiver benefits is selected. Charges for these optional benefits vary based on factors including but not limited to the Insured’s Attained Age and underwriting classification, and the amount of the benefit. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard risk rate. We also deduct a charge for the Additional Purchase Benefit, if selected. The charge for this optional benefit varies based on the Insured’s Attained Age at the time the benefit is added to the policy, the Insured’s gender, and the amount of the benefit. The minimum charge for the Payment of Selected Monthly Premium Upon Total Disability Benefit is $0.007 per $1.00 of Selected Monthly Premium and the maximum charge is the greater of $0.092 per $1.00 of Selected Monthly Premium, or $0.147 per $1.00 of Specified Monthly Charges. The minimum charge for the Payment of Specified Monthly Charges Upon Total Disability Benefit is $0.006 per $1.00 of Specified Monthly Charges and the maximum charge is $0.147 per $1.00 of Specified Monthly Charges.

We also charge certain transaction fees (also referred to as service charges) to be deducted from Invested Assets on the dates on which transactions take place. These service charges are $25 per change if more than one change occurs in Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions of the Separate Account, and $25 per change of the Death Benefit option. Currently we waive all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

We will apportion deductions from Invested Assets among the Divisions of the Separate Account in proportion to the amounts invested in the Divisions.

Surrender Charge    A surrender charge will be deducted from Invested Assets during the first ten Policy Years if the Policy is surrendered or changed to Fixed Paid-Up insurance. The surrender charge during the first Policy Year is a percentage of the Premium Payments paid up to the Target Premium, where the percentage varies by Issue Age, but never exceeds 50% of the premium paid. After the first Policy Year, the surrender charge remains level through the end of the fifth Policy Year, and then grades down monthly in Policy Years six through ten to zero.

Portfolio Expenses    The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For further information, consult the Portfolio’s prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

Other Policy Provisions

Naming a Beneficiary    You must name a beneficiary on your Application at the time you apply for your Policy, but you may change the beneficiary you designate while the

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Insured is living and during the first 60 days after the date of death of the Insured if you are not the Insured. Naming or changing a beneficiary will be made after receipt of your written request in our Home Office, effective as of the date you sign your request. Any beneficiary change terminates all rights under previous beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the beneficiary change.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law). We will not contest a change to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change.

Suicide    If the Insured dies by suicide within one year from the Date of Issue (or earlier, as required by state law), the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If the Insured dies by suicide within one year of the date of issuance (or earlier, as required by state law) of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase. The amount payable may be different in your state.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, the Policy will be modified by recalculating all values and benefits based on the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office. The interests of any beneficiary will be subject to any collateral assignment made either before or after any beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights.”)

Deferral of Determination and Payment    We will ordinarily pay Policy Benefits (i.e., Policy loans, Cash Surrender Value, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; or

•	such suspension or postponement is otherwise permitted by the 1940 Act.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Money Market Division until the Portfolio is liquidated.

When the Policy is in force as Fixed Paid-Up insurance, we may defer paying the Cash Surrender Value for up to six months from the date of surrender. If payment is deferred for 30 days or more, interest will be paid on the Cash Surrender Value at an annual effective rate of 4% from the date of surrender to the date of payment. We may also defer payment of a Policy loan or withdrawal for up to six months.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or payment plan proceeds until the check or draft has been honored.

If mandated under applicable law, we may be required to freeze an Owner’s Policy Value and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend”. The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on the Policy.

We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have

Custom Variable Universal Life Prospectus

been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Reports and Financial Statements

For each Policy Year, we will send you a statement showing the Death Benefit, Policy Value and any Policy Debt (including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer assets among Divisions, make a withdrawal of Policy Value, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions. If the Policy is in force as Fixed Paid-Up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Contract Fund Value, and any Policy Debt.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of the Company appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information, call 1-866-424-2609. Certain reports and other information can be obtained on our website at www.northwesternmutual.com.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-424-2609.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Speculative Investing

Do not purchase this Policy if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your User ID and password at our website www.northwesternmutual.com where you can access performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also set up certain electronic payments, make transfers among Divisions (including as applicable Dollar-Cost Averaging and/or Portfolio Rebalancing) and change the allocation of future Premium Payments online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about surrendering your Policy, please contact your Financial Representative or call the Variable Life Service Center at 1-866-424-2609. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Financial Representative will provide you an illustration for your Policy upon your request when you apply for a Policy and while your Policy is in force. When you apply for a Policy, the illustrations will be based on the information you give us about the Insured person and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. While the Policy is in force, the illustrations will reflect the performance of your Policy to date. Illustrations show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual Policy Value, Death Benefit, Cash Surrender Value, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

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Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Code as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test (“GLPT”) or a cash value accumulation test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used. Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See Rev. Proc. 2010-28.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the Insured, or younger Insured in the case of survivorship life policies) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage of the Policy Value, with the percentage varying based on factors including but not limited to the age, sex and underwriting classification of the Insured, or in the case of survivorship life insurance, of the younger Insured. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Death Benefit may increase more rapidly in the Policy’s earlier years under CVAT than it would under GLPT. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or we may take any other action that may be necessary for the Policy to qualify as life insurance for tax purposes.

In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase the Cost of Insurance charges, especially in the Policy’s later years. In addition, for certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, depending on the date the Endorsement was approved by a state), the corridor percentages for both the GLPT and CVAT corridors are applied to the sum of Policy Value and the Endorsement Amount during the period of Endorsement.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Section 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid or accrued by business Owners of a Policy. (See “Business-Owned Life Insurance.”)

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the Premium Payments less any amounts previously received as tax-free distributions. Dividends, if any, are taxed as withdrawals. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

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Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid, it is added to the Policy Debt and the total amount will continue to accrue interest for as long as the loan is maintained on the Policy. The Policy loan, increased by accrued interest, reduces the Cash Surrender Value of the Policy. If the Policy remains in force until the death of the Insured or, in the case of survivorship life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy lapses or is surrendered, the loan (which includes the total amount of the loan plus accrued interest) will be repaid from the Policy, and the Policy Value will be taxable to the extent it exceeds the basis of the Policy. If the Policy has an option to change the coverage to fixed paid-up insurance, and the Policy is changed to fixed paid-up insurance, the loan will continue in force and interest will continue to accrue. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs when the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges or to cover the tax due if the Policy terminates. If the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, then either additional Premium Payments and/or loan repayments would have to be made or else the Policy would terminate and any income tax due would be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy or an annuity contract covering the same Insured (or, in the case of survivorship life insurance, covering the Insureds or a surviving Insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).

Ownership of a Policy may be transferred to a new owner and is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. The death benefit of a policy in excess of the basis also may become taxable as a result of a transfer, unless the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer. You should seek qualified tax advice if you plan a transfer of ownership.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of the Policies may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Although the term ‘net investment income’ does not specifically refer to life insurance, there is a possibility that it could be contrued to include transfers of and/or distributions from life insurance, to the extent they are taxable.

Modified Endowment Contracts (MEC)    A Policy will be classified as a MEC if the cumulative Premium Payments paid at any time during the first seven Policy Years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the Premium Payments (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are reversed from the Policy and returned with interest within 60 days after the end of the Policy Year in which they are paid. If excess premium is reversed, all Policy values are recalculated as though the excess premium had never been paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined by taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur, for example, as a result of an increase in the Death Benefit, the addition of an optional benefit or the payment of a Premium Payment after the seven-pay period, which could be considered “unnecessary” under the Code.

If the Death Benefit under the Policy is reduced during the first seven Policy Years after issuing the Policy (or within seven years after a material change) or, in the case of survivorship life Policies, the lifetime of either Insured, the seven-pay Premium Payment limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. A reduction in benefits includes a decrease in the amount of coverage, a withdrawal or any other action resulting in a surrender of Policy Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash but not dividends retained by the Company to increase Policy Value. Distributions taken within the two-year period prior to a Policy becoming a MEC may also be taxed under the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable

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income to the extent the Policy Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the survivorship lives (or survivorship life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate Tax and Generation Skipping Tax Planning    The amount of the Life Insurance Benefit will generally be includible in the Owner’s estate for purposes of the federal estate tax and any applicable state inheritance tax. If your Policy is a survivorship life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

During 2010, the estate tax and generation skipping transfer tax was repealed and the gift tax was subject to a $1 million exemption amount and a 35% maximum rate. The basis step-up for inherited assets was also replaced with a modified carryover basis. In December of 2010, Congress reinstated the estate tax, generation skipping transfer tax and the basis step-up rules for years 2010 to 2012, subject to an increased exemption limit of $5 million (single)/$10 million (married) (with inflation indexing in 2012) and a maximum rate of 35% (except the GSTT rate remains zero for 2010). Congress also extended the higher exemption limits to the gift tax for those years. Finally, any unused exemption limit may be carried over to the surviving spouse. Estates of decedents who died in 2010 can elect to apply the estate tax rules in effect in 2010 without regard to the reinstatement. Unless Congress again intervenes, the reinstatement will sunset in 2013 and the law will revert to the rules in effect in 2001($1 million exemption and 55% maximum tax rate).

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $110,000 annually (increased for cost of living) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for Premium Payments on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Section 264(a)(4) of the Code disallows an interest deduction on loans taken against business-owned life insurance policies unless the policies cover key persons and then only to the extent the aggregate amount of the loans on any key person does not exceed $50,000. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Policy Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as survivorship life policies insuring 20% owners and their spouses). The IRS ruled in 2011 that a policy received in a tax-free exchange is newly issued for this purpose.

The IRS ruled privately in 2009 that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

IRS Notice 2007-61 has established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right    If your Policy is a survivorship life Policy, the Policy permits the Owner to exchange the Policy

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for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in the permanent repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive and the written request for exchange must be received no later than 180 days after the enactment of a law containing any of the tax law changes described above.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Surrender Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer. One issue that has not been clarified is whether each Premium Payment paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. These rules became effective December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance under which the value is the greater of the interpolated terminal reserve increased by a pro rata portion of the estimated dividends for the Policy Year or the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans).

Other Tax Considerations    Taxpayers are required to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest added to a Policy loan) or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, Premium Payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity

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products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sells the Policy is 40% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2% of Premium Payments thereafter. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. In addition, a commission of 0.10% of Invested Assets is paid at the end of Policy Years 2-10; and 0.07% of Invested Assets at the end of Policy Years 11 and later. The entire amount of sales commissions paid to registered representatives is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1. amendments or endorsements;

2. supplemental Applications;

3. reinstatement Applications; and

4. Policy change Applications.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy schedule pages, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH SURRENDER VALUE

An amount equal to the Policy Value minus the sum of Policy Debt and any surrender charge.

CODE

The Internal Revenue Code of 1986, as amended.

DATE OF ISSUE

The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.

DEATH BENEFIT

The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit.”)

DEATH BENEFIT GUARANTEE GRACE PERIOD

A 61-day period after which the Death Benefit Guarantee will terminate if you do not make a sufficient payment.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

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GOOD ORDER

Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements or any premium payments due.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

IN FORCE DATE

The date on which the initial Net Premium is transferred from the General Account to the Separate Account after you have met all the conditions necessary for us to proceed with the final issuance of your Policy, such as determination of underwriting classification, receipt of minimum premiums and receipt of all paperwork in Good Order.

INITIAL ALLOCATION DATE

The date identified in the Policy on which we first allocate Net Premium or Invested Assets to the Divisions of the Separate Account according to the Owner’s instructions.

INITIAL SPECIFIED AMOUNT

The Specified Amount of coverage on the Date of Issue of the Policy.

INSURED

The person named as the Insured on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his/her birthday nearest the Policy Date.

LIFE INSURANCE BENEFIT

The net amount payable upon the death of the Insured. The Life Insurance Benefit equals the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) reduced by any outstanding Policy Debt and other adjustments if death occurs during a grace period.

LOAN VALUE

An amount equal to 90% of the excess of the Policy Value on the date of the loan over the surrender charge that would be applicable to a surrender on the date of the loan.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code.

MONTHLY POLICY CHARGE

The amount equal to the sum of:

1. the monthly cost of insurance charge;

2. the monthly underwriting and issue charge;

3. the monthly mortality and expense risk charge;

4. the monthly administrative charge;

5. the monthly deferred sales charge;

6. the monthly cost of any optional benefit, if applicable;

7. the monthly Policy Debt Expense charge, if applicable; and

8. the monthly Death Benefit Guarantee charge, if applicable.

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM(S)

The amount of Premium Payment remaining after the Premium Expense Charge has been deducted.

NYSE

New York Stock Exchange.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown on the Policy Schedule Page from which the following are computed:

1. Policy Year;

2. Policy Anniversary;

3. Monthly Processing Date;

4. Death Benefit Guarantee Period;

5. the Issue Age of Insured; and

6. the Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY GRACE PERIOD

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

POLICY VALUE

The sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction fees.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account II.

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SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on an Insured’s life.

TARGET PREMIUM

An amount based on the Specified Amount, Death Benefit Guarantee Period, any optional benefits, and factors relating to the Insured including but not limited to Issue Age, sex, and underwriting classification, used to compute part of the Premium Expense Charge, the Deferred Sales Charge, the Surrender Charge and the sales commission.

VALUATION DATE

Any day the NYSE is open for trading, except for any days specified in the Policy’s prospectus and any day that a Division’s corresponding investment option does not value its shares. A Valuation Date ends when the NYSE closes.

VALUATION PERIOD

The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.

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Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference in this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-424-2609. Under certain circumstances you or your financial representative may be able to obtain these documents online at www.northwesternmutual.com. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F St., NE, Washington, DC 20549-0102.

Your Financial Representative will provide you with illustrations for a Custom Variable Universal Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and Cash Surrender Value for a Policy would vary based on hypothetical investment results. Your Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811- 21933

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Appendix

Examples of the Death Benefit Guarantee Tests

The Death Benefit Guarantee prevents the Policy from terminating during the Death Benefit Guarantee Period. In order to maintain the Death Benefit Guarantee, and prevent termination of the Policy during the Death Benefit Guarantee Period, at least one of two tests must be met, either the Benchmark Premium Test or the Benchmark Cash Value Test. In general, the Benchmark Premium Test will be met if cumulative Premiums Payments, less Principal Loan Balance (outstanding loans and interest added to principal) and cumulative withdrawals, are equal to or greater than the cumulative Death Benefit Guarantee Benchmark Premium. (See the “Benchmark Premium Test” section of the prospectus for a description of the cumulative Death Benefit Guarantee Benchmark Premium.) For all Policies with the Death Benefit Guarantee, the Benchmark Premium Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.

If the Benchmark Premium Test is not met on a Monthly Processing Date, additional Premium Payments can be made for up to 60 days after the Monthly Processing Date to meet the Benchmark Premium Test. However, once the Benchmark Premium Test has not been met for 61 consecutive days, the Owner will be unable to reinstate the Benchmark Premium Test and the Death Benefit Guarantee will terminate unless the Benchmark Cash Value Test has been met as described below.

For Policies eligible for the Benchmark Cash Value Test, the Benchmark Cash Value Test offers an alternative way to maintain the Death Benefit Guarantee without requiring the payment of additional Premiums for the lifetime of the Insured. (See “Death Benefit Guarantee Test” section of the prospectus for a description of the criteria that must be met to use the Benchmark Cash Value Test.) In general, the Benchmark Cash Value Test determines whether the Cash Surrender Value is sufficient to fund the Policy for the lifetime of the Insured, assuming a 4% net investment rate of return and mortality and optional benefit charges not in excess of guaranteed maximum rates. The Benchmark Cash Value is the minimum amount of Cash Surrender Value needed to pass the Benchmark Cash Value Test at any given point in time. (See the “Benchmark Cash Value Test” section of the prospectus for a description of the Benchmark Cash Value.)

Under the Benchmark Cash Value Test, if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value on a Monthly Processing Date while the Death Benefit Guarantee is in effect, the Death Benefit Guarantee will continue to remain in effect, regardless of investment performance of the Divisions of the Separate Account, as long as the Owner does not take a Policy loan or withdrawal, does not fail to pay accrued loan interest when due, and does not change the terms of the Policy in a manner that results in an increase in the Company’s risk (such as adding an optional benefit). Loans, withdrawals, the accrual of Policy loan interest to principal, and certain changes in the Policy are referred to as Retest Events. Policy loan interest accrues daily and, if not paid when due, is added to the Principal Loan Balance on each Policy Anniversary. If a Retest Event occurs, we will apply the Benchmark Cash Value Test at that time. The Cash Surrender Value at the time a Retest Event occurs must be greater than or equal to the Benchmark Cash Value for the Benchmark Cash Value Test to be met.

The following examples illustrate the performance of the Benchmark Premium Test and the Benchmark Cash Value Test. Each example is based on a Policy with a Specified Amount of $350,000, Death Benefit Option A, Lifetime Death Benefit Guarantee Period, and an Insured with the following characteristics: Male, Issue Age 35, Premier Non-tobacco underwriting classification. The monthly Benchmark Premium in each example is $341.91, with the annual Benchmark Premium equal to $4,102.92.

THE HYPOTHETICAL VALUES SHOWN IN EACH OF THE EXAMPLES BELOW ARE FOR EXPLANATORY PURPOSES ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF THE VALUES THAT WOULD APPLY UNDER YOUR POLICY. AMONG OTHER THINGS, BOTH THE CUMULATIVE BENCHMARK PREMIUM AND THE BENCHMARK CASH VALUE WILL VARY BASED UPON FACTORS SUCH AS THE SPECIFIED AMOUNT AND THE CHARACTERISTICS OF THE INSURED.

Custom Variable Universal Life Prospectus

Example One: Benchmark Premium Test

In the example below, the Benchmark Premium Test is met each Policy Month because the monthly Premium Payment always equals the monthly Benchmark Premium and no loans or withdrawals are made under the Policy. Therefore, for each Policy Month illustrated below, cumulative Premium Payments always equal the cumulative Benchmark Premiums, and there are no loans or withdrawals. Thus, the Benchmark Premium Test is always met. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.

Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	342	342	342	Met
1	2	342	684	684	Met
1	3	342	1,026	1,026	Met
1	4	342	1,368	1,368	Met
1	5	342	1,710	1,710	Met
1	6	342	2,051	2,051	Met
1	7	342	2,393	2,393	Met
1	8	342	2,735	2,735	Met
1	9	342	3,077	3,077	Met
1	10	342	3,419	3,419	Met
1	11	342	3,761	3,761	Met
1	12	342	4,103	4,103	Met
2	13	342	4,445	4,445	Met
2	14	342	4,787	4,787	Met
2	15	342	5,129	5,129	Met
2	16	342	5,471	5,471	Met
2	17	342	5,812	5,812	Met
2	18	342	6,154	6,154	Met
2	19	342	6,496	6,496	Met
2	20	342	6,838	6,838	Met
2	21	342	7,180	7,180	Met
2	22	342	7,522	7,522	Met
2	23	342	7,864	7,864	Met
2	24	342	8,206	8,206	Met
3	25	342	8,548	8,548	Met
3	26	342	8,890	8,890	Met
3	27	342	9,232	9,232	Met
3	28	342	9,573	9,573	Met
3	29	342	9,915	9,915	Met
3	30	342	10,257	10,257	Met
3	31	342	10,599	10,599	Met
3	32	342	10,941	10,941	Met
3	33	342	11,283	11,283	Met
3	34	342	11,625	11,625	Met
3	35	342	11,967	11,967	Met
3	36	342	12,309	12,309	Met

*	Assumes that premiums are paid on the first day of each Policy Month (the Monthly Processing Date). Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.

Custom Variable Universal Life Prospectus

Example Two: Benchmark Premium Test

In the example below, only one Premium Payment is made during the first 24 Policy Months. The Premium Payment, made on the first Monthly Processing Date, is greater than the cumulative Benchmark Premiums for the first 17 Policy Months. There are no loans or withdrawals. Accordingly, the Benchmark Premium Test is met for the first 17 Policy Months, but is not met in any future Policy Month. Even though the Owner makes a second Premium Payment in the 25th Policy Month that results in cumulative Premium Payments exceeding cumulative Benchmark Premiums in future Policy Months, the Benchmark Premium Test is not met at that time or thereafter because the Benchmark Premium Test became unavailable 61 days after the Monthly Processing Date at the beginning of the 18th Policy Month. As noted above, the Benchmark Premium Test is not available after it has not been met for 61 consecutive days, and it cannot be reinstated. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.

Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	6,000	6,000	342	Met
1	2	0	6,000	684	Met
1	3	0	6,000	1,026	Met
1	4	0	6,000	1,368	Met
1	5	0	6,000	1,710	Met
1	6	0	6,000	2,051	Met
1	7	0	6,000	2,393	Met
1	8	0	6,000	2,735	Met
1	9	0	6,000	3,077	Met
1	10	0	6,000	3,419	Met
1	11	0	6,000	3,761	Met
1	12	0	6,000	4,103	Met
2	13	0	6,000	4,445	Met
2	14	0	6,000	4,787	Met
2	15	0	6,000	5,129	Met
2	16	0	6,000	5,471	Met
2	17	0	6,000	5,812	Met
2	18	0	6,000	6,154	Not Met
2	19	0	6,000	6,496	Not Met
2	20	0	6,000	6,838	Not Met
2	21	0	6,000	7,180	Not Met
2	22	0	6,000	7,522	Not Met
2	23	0	6,000	7,864	Not Met
2	24	0	6,000	8,206	Not Met
3	25	6,000	12,000	8,548	Not Met
3	26	0	12,000	8,890	Not Met
3	27	0	12,000	9,232	Not Met
3	28	0	12,000	9,573	Not Met
3	29	0	12,000	9,915	Not Met
3	30	0	12,000	10,257	Not Met
3	31	0	12,000	10,599	Not Met
3	32	0	12,000	10,941	Not Met
3	33	0	12,000	11,283	Not Met
3	34	0	12,000	11,625	Not Met
3	35	0	12,000	11,967	Not Met
3	36	0	12,000	12,309	Not Met

*	Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.

Custom Variable Universal Life Prospectus

Example Three: Benchmark Cash Value Test

In the example below, the Benchmark Cash Value Test is met in the 8th Policy Year when the Cash Surrender Value first exceeds the Benchmark Cash Value. The Death Benefit Guarantee is maintained in prior Policy Years because the Benchmark Premium Test is met in each month of those Policy Years. Once the Benchmark Cash Value Test is met, it continues to be met, without any additional Premium Payments and regardless of changes in the Cash Surrender Value resulting from the investment performance of the Divisions of the Separate Account, as long as a Retest Event does not occur. As shown below, the Benchmark Cash Value Test is met in the 8th Policy Year and all following Policy Years, and the Death Benefit Guarantee remains in place even though the Benchmark Premium Test ceases to be met in the 20th Policy Year and thereafter. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.

End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,509	73,269	Not Met
2	11,411	Met	19,759	75,877	Not Met
3	11,411	Met	31,747	78,582	Not Met
4	11,411	Met	44,524	81,372	Not Met
5	11,411	Met	58,139	84,256	Not Met
6	11,411	Met	73,060	87,234	Not Met
7	11,411	Met	88,938	90,307	Not Met
8	0	Met	94,389	93,468	Met
9	0	Met	100,166	96,719	Met
10	0	Met	106,286	100,055	Met
11	0	Met	113,258	103,474	Met
12	0	Met	120,686	106,981	Met
13	0	Met	128,603	110,583	Met
14	0	Met	137,035	114,300	Met
15	0	Met	146,011	118,139	Met
16	0	Met	155,559	122,094	Met
17	0	Met	165,714	126,158	Met
18	0	Met	176,511	130,316	Met
19	0	Met	187,992	134,572	Met
20	0	Not Met	200,212	138,908	Met
21	0	Not Met	213,528	143,308	Met
22	0	Not Met	227,709	147,774	Met
23	0	Not Met	242,800	152,310	Met
24	0	Not Met	258,861	156,937	Met
25	0	Not Met	275,936	161,658	Met
26	0	Not Met	294,087	166,450	Met
27	0	Not Met	313,386	171,297	Met
28	0	Not Met	333,894	176,173	Met
29	0	Not Met	355,664	181,062	Met
30	0	Not Met	378,757	185,966	Met

*	Assumes premiums paid at beginning of Policy Year.
**	Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. Policy loans and withdrawals also constitute Retest Events under the Benchmark Cash Value Test. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.
#	Assumes a hypothetical net annual investment rate of return of 7% in all Policy Years. The actual investment rate of return will impact the Cash Surrender Value, but not the Benchmark Cash Value. All else being equal, a lower investment rate of return will result in the Benchmark Cash Value Test being met at a later duration, if at all.

Custom Variable Universal Life Prospectus

Example Four: Benchmark Cash Value Test

This example is similar to Example Three, except that here the hypothetical net annual investment rate of return is 0% in Policy Years 11-30. The Benchmark Cash Value Test is met in Policy Year 8. Notwithstanding poor investment performance in Policy Years 11-30, and even though the Cash Surrender Value falls below the Benchmark Cash Value in Policy Year 12, the Benchmark Cash Value Test continues to be met in all Policy Years. This example also assumes that no Retest Event (for example, a Policy Loan or withdrawal) occurs during or after Policy Year 8. If a Retest Event had occurred during or after Policy Year 8, the Cash Surrender Value and Benchmark Cash Value would have been redetermined, and the Benchmark Cash Value Test may or may not have been met at that time. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.

End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,509	73,269	Not Met
2	11,411	Met	19,759	75,877	Not Met
3	11,411	Met	31,747	78,582	Not Met
4	11,411	Met	44,524	81,372	Not Met
5	11,411	Met	58,139	84,256	Not Met
6	11,411	Met	73,060	87,234	Not Met
7	11,411	Met	88,938	90,307	Not Met
8	0	Met	94,389	93,468	Met
9	0	Met	100,166	96,719	Met
10	0	Met	106,286	100,055	Met
11	0	Met	105,846	103,474	Met
12	0	Met	105,400	106,981	Met
13	0	Met	104,944	110,583	Met
14	0	Met	104,473	114,300	Met
15	0	Met	103,981	118,139	Met
16	0	Met	103,461	122,094	Met
17	0	Met	102,912	126,158	Met
18	0	Met	102,327	130,316	Met
19	0	Met	101,707	134,572	Met
20	0	Not Met	101,059	138,908	Met
21	0	Not Met	100,525	143,308	Met
22	0	Not Met	99,947	147,774	Met
23	0	Not Met	99,315	152,310	Met
24	0	Not Met	98,627	156,937	Met
25	0	Not Met	97,866	161,658	Met
26	0	Not Met	97,026	166,450	Met
27	0	Not Met	96,104	171,297	Met
28	0	Not Met	95,085	176,173	Met
29	0	Not Met	93,949	181,062	Met
30	0	Not Met	92,673	185,966	Met

*	Assumes premiums paid at beginning of Policy Year.
**	Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.
#	Assumes a hypothetical net annual investment rate of return of 7% in Policy Years 1-10 and 0% in Policy Years 11-30.

Custom Variable Universal Life Prospectus

Example Five: Benchmark Cash Value Test

Example Five is similar to Example Three; however, unlike Example Three, Example Five illustrates the effect of a Retest Event. The Benchmark Cash Value Test is met in Policy Year 8. As shown below, in Policy Year 11, the Owner makes a withdrawal—a Retest Event—of $40,000 under the Policy. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event. Since the Benchmark Cash Value at the time of the withdrawal exceeds the Cash Surrender Value, the Benchmark Cash Value Test is not met. The Benchmark Premium Test is also not met at the time of the withdrawal in Policy Year 11. Because neither the Benchmark Premium Test nor the Benchmark Cash Value Test has been met, the Death Benefit Guarantee terminates. Once the Death Benefit Guarantee terminates, it cannot be reinstated, even though the Cash Surrender Value later exceeds the Benchmark Cash Value in Policy Year 24. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.

End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,509	73,269	Not Met
2	11,411	Met	19,759	75,877	Not Met
3	11,411	Met	31,747	78,582	Not Met
4	11,411	Met	44,524	81,372	Not Met
5	11,411	Met	58,139	84,256	Not Met
6	11,411	Met	73,060	87,234	Not Met
7	11,411	Met	88,938	90,307	Not Met
8	0	Met	94,389	93,468	Met
9	0	Met	100,166	96,719	Met
10	0	Met	106,286	100,055	Met
11	0	Not Met	70,582	103,474	Not Met
12	0	Not Met	75,165	106,981	Not Met
13	0	Not Met	80,050	110,583	Not Met
14	0	Not Met	85,252	114,300	Not Met
15	0	Not Met	90,789	118,139	Not Met
16	0	Not Met	96,679	122,094	Not Met
17	0	Not Met	102,943	126,158	Not Met
18	0	Not Met	109,606	130,316	Not Met
19	0	Not Met	116,697	134,572	Not Met
20	0	Not Met	124,254	138,908	Not Met
21	0	Not Met	132,503	143,308	Not Met
22	0	Not Met	141,302	147,774	Not Met
23	0	Not Met	150,673	152,310	Not Met
24	0	Not Met	160,646	156,937	Not Met
25	0	Not Met	171,249	161,658	Not Met
26	0	Not Met	182,520	166,450	Not Met
27	0	Not Met	194,504	171,297	Not Met
28	0	Not Met	207,238	176,173	Not Met
29	0	Not Met	220,756	181,062	Not Met
30	0	Not Met	235,096	185,966	Not Met

*	Assumes premiums paid at beginning of Policy Year.
**	Assumes a hypothetical net annual investment rate of return of 7% in all Policy Years.
#	Assumes a withdrawal of $40,000 in Policy Year 11. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.

Custom Variable Universal Life Prospectus

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Account)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Depositor)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WI 53202

1-866-424-2609

STATEMENT OF ADDITIONAL INFORMATION

Custom Variable Universal Life

This Statement of Additional Information (“SAI”) contains additional information regarding the Custom Variable Universal Life insurance policy (the “Policy”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2012. You may obtain a copy of the prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting the Northwestern Mutual website at www.northwesternmutual.com. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in net assets for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account II (“the Account”), and the related notes to the financial statements and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2011, are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

The date of this Statement of Additional Information is May 1, 2012.

B-1

DISTRIBUTION OF THE POLICY

Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly company, is the principal underwriter and distributor of the Policy. NMIS is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS. We do not anticipate discontinuing the offering of the Policy but we reserve the right to do so at any time.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during the last fiscal year representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2011	$15,981,855
2010	$5,971,518
2009	$4,658,699

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, and independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2011, that are incorporated by reference into this Statement of Additional Information, and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2011, and for the year then ended are hereby incorporated by reference to Form N-30B-2 for the Account, File No. 811-21933, filed on March 12, 2012. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-866-424-2609, or by visiting the website www.northwesternmutual.com.

B-2

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policy.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2011	2010

Assets:
Bonds	$103,753	$96,829
Mortgage loans	22,804	21,291
Policy loans	15,147	14,472
Common and preferred stocks	7,420	9,170
Real estate	1,632	1,619
Other investments	11,006	10,018
Cash and temporary investments	2,421	1,928

Total investments	164,183	155,327

Due and accrued investment income	1,806	1,732
Net deferred tax assets	2,356	1,924
Deferred premium and other assets	2,603	2,508
Separate account assets	18,697	18,663

Total assets	$189,645	$180,154

Liabilities and Surplus:
Reserves for policy benefits	$140,917	$133,066
Policyowner dividends payable	4,976	4,859
Interest maintenance reserve	1,112	811
Asset valuation reserve	3,349	3,250
Income taxes payable	605	398
Other liabilities	5,176	4,722
Separate account liabilities	18,697	18,663

Total liabilities	174,832	165,769

Surplus:
Surplus notes	1,750	1,750
Unassigned surplus	13,063	12,635

Total surplus	14,813	14,385

Total liabilities and surplus	$189,645	$180,154

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,

	2011	2010	2009

Revenue:
Premiums	$14,618	$14,252	$13,062
Net investment income	8,439	8,306	7,772
Other income	538	551	532

Total revenue	23,595	23,109	21,366

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	7,074	6,876	6,807
Net additions to policy benefit reserves	7,949	7,950	7,178
Net transfers to (from) separate accounts	481	382	(40)

Total benefits	15,504	15,208	13,945

Commissions and operating expenses	2,437	2,320	2,189

Total benefits and expenses	17,941	17,528	16,134

Gain from operations before dividends and taxes	5,654	5,581	5,232

Policyowner dividends	4,973	4,861	4,715

Gain from operations before taxes	681	720	517
Income tax expense (benefit)	6	(224)	42

Net gain from operations	675	944	475
Net realized capital losses	(30)	(188)	(154)

Net income	$645	$756	$321

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2011	2010	2009

Beginning of year balance	$14,385	$12,403	$12,401

Net income	645	756	321

Change in net unrealized capital gains (losses)	(213)	1,278	503

Change in net deferred tax assets	242	(119)	(204)

Change in nonadmitted assets and other	(142)	(276)	141

Change in asset valuation reserve	(99)	(1,407)	(820)

Surplus note issuance	-	1,750	-

Change in accounting principle	(5)	-	61

Net increase in surplus	428	1,982	2

End of year balance	$14,813	$14,385	$12,403

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,

	2011	2010	2009

Cash flows from operating activities:
Premiums and other income received	$10,529	$10,169	$9,264
Investment income received	8,537	8,309	7,779
Benefit payments to policyowners and beneficiaries	(7,336)	(7,206)	(7,122)
Net transfers (to) from separate accounts	(459)	(355)	66
Commissions, expenses and taxes paid	(2,607)	(1,988)	(1,644)

Net cash provided by operating activities	8,664	8,929	8,343

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	44,677	37,109	41,409
Common and preferred stocks	8,618	7,301	9,057
Mortgage loans	2,974	3,190	2,058
Real estate	151	138	460
Other investments	1,725	1,453	825

	58,145	49,191	53,809

Cost of investments acquired:
Bonds	51,051	42,791	53,306
Common and preferred stocks	7,040	8,970	7,408
Mortgage loans	4,485	3,488	1,411
Real estate	233	247	250
Other investments	2,127	2,350	1,658

	64,936	57,846	64,033

Disbursement of policy loans, net of repayments	674	755	834

Net cash applied to investing activities	(7,465)	(9,410)	(11,058)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	-	1,750	-
Net inflows (outflows) on deposit-type contracts	(154)	56	(20)
Other cash provided (applied)	(552)	(2,007)	538

Net cash provided by (applied to) financing and miscellaneous sources	(706)	(201)	518

Net increase (decrease) in cash and temporary investments	493	(682)	(2,197)

Cash and temporary investments, beginning of year	1,928	2,610	4,807

Cash and temporary investments, end of year	$2,421	$1,928	$2,610

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets throughout the United States of America.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

The Company currently utilizes permitted accounting practices for valuation of its oil and gas investments (see Note 3) and its investment in Frank Russell Company common stock (see Note 11).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Policy loans earn interest at either a fixed rate or at a variable rate that is reset annually, dependent on the related election made by the policyowner when applying for their policy. Some policies with a fixed rate loan provision permit the Company, at its discretion, to annually set an interest rate below that specified by the policy. Annual interest rates on policy loans ranged from 5.00% to 8.00% for loans outstanding at December 31, 2011. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined using the “direct recognition method,” whereby dividends on the loaned portion of such policies are calculated with reference to the interest rate charged on the policy loan. As a result, the Company considers the unpaid principal balance of policy loans to approximate fair value.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Policyowners bear the investment performance risk associated with variable products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value based primarily on quoted market prices for the underlying investment securities. See Note 7 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statement of operations but are not included in premiums received or benefit payments in the consolidated statement of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statement of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments, interest costs associated with securities lending and interest and issuance costs related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $30 million at each of December 31, 2011 and 2010 are included in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $219 million and $197 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for IT equipment and software totaled $71 million, $80 million and $83 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million for each of the years ended December 31, 2011, 2010 and 2009.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be “other than temporary.” Realized capital gains and losses as reported in the consolidated statement of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments and are reported net of any related changes in deferred taxes. Changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as “nonadmitted” on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain investments are excluded from assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company does make bond, equity and other investments that are denominated in a foreign currency or issued by an entity doing business in another country. Investment assets denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current market foreign exchange rates. Translation gains or losses relating to

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

fluctuations in market exchange rates are reported as a change in unrealized capital gains and losses until the related investment security is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

Company management has evaluated events subsequent to December 31, 2011 through February 23, 2012, the date these consolidated financial statements were available to be issued. Based on this evaluation, it is management’s opinion that no events subsequent to December 31, 2011 have occurred that are material to the Company’s financial position at that date or the results of its operations for the periods then ended.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

The Securities Valuation Office (“SVO”) of the NAIC evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The Company’s disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Statement value and fair value of bonds at December 31, 2011 and 2010, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2011	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,444	$1,370	$-	$8,814
States, territories and possessions	739	55	(4)	790
Special revenue and assessments	20,489	1,298	(16)	21,771
All foreign governments	353	61	-	414
Hybrid securities	559	22	(81)	500
Industrial and miscellaneous	74,169	6,556	(755)	79,970

Total bonds	$103,753	$9,362	$(856)	$112,259

December 31, 2010	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,945	$531	$(196)	$8,280
States, territories and possessions	699	5	(50)	654
Special revenue and assessments	17,248	800	(144)	17,904
All foreign governments	321	49	-	370
Hybrid securities	668	30	(37)	661
Industrial and miscellaneous	69,948	4,783	(665)	74,066

Total bonds	$96,829	$6,198	$(1,092)	$101,935

Statement value of bonds by NAIC rating category at December 31, 2011 and 2010 were as follows:

December 31, 2011	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,444	$-	$-	$-	$-	$-	$7,444
States, territories and possessions	719	20	-	-	-	-	739
Special revenue and assessments	20,445	11	33	-	-	-	20,489
All foreign governments	327	26	-	-	-	-	353
Hybrid securities	236	224	86	8	-	5	559
Industrial and miscellaneous	34,351	30,135	4,590	3,301	1,586	206	74,169

Total bonds	$63,522	$30,416	$4,709	$3,309	$1,586	$211	$103,753

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

December 31, 2010	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,945	$-	$-	$-	$-	$-	$7,945
States, territories and possessions	679	20	-	-	-	-	699
Special revenue and assessments	17,200	14	34	-	-	-	17,248
All foreign governments	274	47	-	-	-	-	321
Hybrid securities	494	112	10	45	-	7	668
Industrial and miscellaneous	33,307	27,164	3,994	3,501	1,811	171	69,948

Total bonds	$59,899	$27,357	$4,038	$3,546	$1,811	$178	$96,829

Based on statement value, 91% and 90% of the Company’s bond portfolio was rated either “1” or “2” (i.e., was rated as “investment grade”) by the NAIC at December 31, 2011 and 2010, respectively.

Statement value and fair value of bonds by contractual maturity at December 31, 2011 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$1,501	$1,522
Due after one year through five years	22,198	23,176
Due after five years through ten years	33,434	36,193
Due after ten years	17,413	20,474

	74,546	81,365

Mortgage-backed and structured securities	29,207	30,894

Total bonds	$103,753	$112,259

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

The Company’s bond portfolio includes investments in structured securities, with a significant concentration in residential mortgage-backed securities issued by government agencies. Statement value and fair value of structured securities at December 31, 2011 and 2010, aggregated by NAIC rating category, were as follows:

December 31, 2011	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$19,398	$20,589	$-	$-	$19,398	$20,589
Other prime	850	876	7	6	857	882
Other below-prime	314	305	70	58	384	363
Commercial mortgage-backed:
Government agencies	605	650	-	-	605	650
Conduit	2,211	2,304	238	141	2,449	2,445
Re-REMIC	343	367	54	51	397	418
Collateralized debt obligations	28	24	21	11	49	35
Other commercial mortgage-backed	67	74	7	7	74	81
Other asset-backed	4,529	4,934	465	497	4,994	5,431

Total structured securities	$28,345	$30,123	$862	$771	$29,207	$30,894

December 31, 2010	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$16,517	$17,321	$-	$-	$16,517	$17,321
Other prime	1,248	1,275	-	-	1,248	1,275
Other below-prime	404	387	85	64	489	451
Commercial mortgage-backed:
Government agencies	596	588	-	-	596	588
Conduit	2,602	2,673	234	162	2,836	2,835
Re-REMIC	450	469	77	59	527	528
Collateralized debt obligations	40	33	36	26	76	59
Other commercial mortgage-backed	21	20	7	7	28	27
Other asset-backed	2,919	3,086	119	76	3,038	3,162

Total structured securities	$24,797	$25,852	$558	$394	$25,355	$26,246

Based on statement value, 97% and 98% of the Company’s structured securities portfolio was rated either “1” or “2” (i.e., was rated as “investment grade”) by the NAIC at December 31, 2011 and 2010, respectively.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method.

The maximum and minimum interest rates for mortgage loans originated during 2011 were 8.50% and 3.83%, respectively, while these rates during 2010 were 8.15% and 4.00%, respectively. The aggregate ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated during 2011 and 2010 was 59% and 62%, respectively, with a maximum of 100% for any single loan during each of 2011 and 2010. Loans with a 100% loan-to-value ratio at origination are made on a very limited basis and generally represent construction loans on build-

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

to-suit properties. These loans are expected to be refinanced with conventional mortgage loans having a loan-to-value ratio between 50% and 70% upon completion of construction. At December 31, 2011 and 2010, the aggregate loan-to-value ratio for the mortgage loan portfolio was 59% and 65%, respectively.

The estimated fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company’s real estate professionals. More frequent updates are performed if deemed necessary by changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in unrealized capital gains and losses in the consolidated statement of changes in surplus. If management later determines that the decline in value is other than temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowances at either December 31, 2011 or 2010.

The statement value of mortgage loans by collateral property type and loan-to-value ratio at December 31, 2011 and 2010 was as follows:

December 31, 2011	< 50%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$1,478	$3,869	$1,022	$110	$6,479
Office	2,096	3,256	1,048	188	6,588
Retail	1,436	3,743	950	60	6,189
Warehouse/Industrial	490	997	937	186	2,610
Other	169	537	184	48	938

Total	$5,669	$12,402	$4,141	$592	$22,804

December 31, 2010	< 50%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$1,197	$2,341	$2,278	$219	$6,035
Office	1,703	2,324	1,455	200	5,682
Retail	636	2,923	1,773	190	5,522
Warehouse/Industrial	174	1,064	1,209	461	2,908
Other	90	722	224	108	1,144

Total	$3,800	$9,374	$6,939	$1,178	$21,291

The aggregate statement value of mortgage loans with loan-to-value ratios in excess of 100% was $242 million and $280 million at December 31, 2011 and 2010, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

The statement value of mortgage loans by collateral property type and U.S. geographic location at December 31, 2011 and 2010 was as follows:

December 31, 2011	East	Midwest	South	West	Total
	(in millions)
Apartment	$1,995	$353	$1,456	$2,675	$6,479
Office	2,076	482	1,703	2,327	6,588
Retail	2,190	475	1,690	1,834	6,189
Warehouse/Industrial	464	368	515	1,263	2,610
Other	178	146	389	225	938

Total	$6,903	$1,824	$5,753	$8,324	$22,804

December 31, 2010	East	Midwest	South	West	Total
	(in millions)
Apartment	$1,785	$350	$1,523	$2,377	$6,035
Office	1,842	672	1,241	1,927	5,682
Retail	1,928	635	1,409	1,550	5,522
Warehouse/Industrial	473	495	583	1,357	2,908
Other	189	239	448	268	1,144

Total	$6,217	$2,391	$5,204	$7,479	$21,291

The statement value of mortgage loans by contractual maturity at December 31, 2011 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
Due in one year or less	$1,360
Due after one year through two years	2,354
Due after two years through five years	6,247
Due after five years through eight years	5,527
Due after eight years	7,316

$22,804

In the normal course of business, the Company may modify the terms of an existing mortgage loan, typically in reaction to a proposal by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, statutory accounting guidance requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those being offered to new borrowers under similar circumstances in an arms-length transaction, a realized loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. At December 31, 2011 and 2010, the Company had $34 million and $57 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.” The Company reported $0, $2 million and $8 million of realized losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2011, 2010 and 2009, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $6.6 billion and $8.5 billion of common stock included in the consolidated statement of financial position at December 31, 2011 and 2010, respectively. The statutory basis of accounting permits fair value for common stocks to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. The estimated fair value for common stocks is based primarily on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally-developed pricing models that utilize observable market data (such as prices for comparable public equities), external pricing sources (such as valuations by private equity firms holding controlling stakes in the underlying issuer) and cash flow modeling. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding the Company’s investment in Frank Russell Company common stock and Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2011 and 2010, the consolidated statement of financial position included $785 million and $712 million, respectively, of preferred stocks. The statutory basis of accounting permits fair value for preferred stocks to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The estimated fair value for preferred stocks is based primarily on internally-developed pricing models. See Note 11 regarding the Company’s investments in Frank Russell Company preferred stock and Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated based primarily on the capitalization of stabilized net operating income (for multi-family residential properties) or the present value of estimated future cash flow (for other commercial properties).

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2011 and 2010 was as follows:

December 31, 2011	East	Midwest	South	West	Total
	(in millions)
Apartment	$218	$73	$9	$240	$540
Office	82	412	147	172	813
Warehouse/Industrial	11	-	48	164	223
Other	51	-	5	-	56

Total	$362	$485	$209	$576	$1,632

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

December 31, 2010	East	Midwest	South	West	Total
	(in millions)
Apartment	$211	$92	$-	$184	$487
Office	81	406	149	181	817
Warehouse/Industrial	11	-	48	172	231
Other	59	-	25	-	84

Total	$362	$498	$222	$537	$1,619

The Company’s home office properties are included in the tables above (Office/Midwest) and had an aggregate statement value of $255 million and $260 million at December 31, 2011 and 2010, respectively.

Other Investments

Other investments consist primarily of partnership investments (including real estate, leveraged buyout funds and other private equity limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. The partnerships, real estate joint ventures and limited liability companies are reported using the equity method of accounting. The unconsolidated non-insurance subsidiaries are reported based on their audited GAAP equity. These subsidiaries primarily invest in public and private equity securities, investment-grade municipal bonds and real estate joint ventures.

Statement value of other investments at December 31, 2011 and 2010 was as follows:

	December 31,
	2011	2010
	(in millions)
Unconsolidated non-insurance subsidiaries	$5,865	$5,469
Partnerships and LLCs	3,949	3,419
Low income housing tax credit properties	405	465
Leveraged leases	276	310
Derivative instruments	115	104
Oil and gas investments	44	60
Other	352	191

Total	$11,006	$10,018

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This accounting method is permitted by the OCI, as the Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 for more information regarding the Company’s use of derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Net Investment Income

The sources of net investment income for the years ended December 31, 2011 and 2010 and 2009 were as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)

Bonds	$5,382	$5,366	$4,932

Mortgage loans	1,336	1,317	1,356

Policy loans	1,068	1,017	976

Common and preferred stocks	246	227	182

Real estate	235	210	231

Derivative instruments	26	24	19

Other investments	545	571	428

Amortization of IMR	119	37	39

Gross investment income	8,957	8,769	8,163

Less: investment expenses	518	463	391

Net investment income	$8,439	$8,306	$7,772

Accrued investment income more than ninety days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statement of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2011, 2010 and 2009 were as follows:

	For the year ended December 31, 2011			For the year ended December 31, 2010			For the year ended December 31, 2009
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)

Bonds	$988	$(277)	$711	$766	$(711)	$55	$1,397	$(1,412)	$(15)
Common and preferred stocks	884	(514)	370	581	(285)	296	1,101	(695)	406
Mortgage loans	2	(1)	1	-	(32)	(32)	-	(8)	(8)
Real estate	66	(4)	62	54	(9)	45	232	(17)	215
Other investments	318	(595)	(277)	413	(535)	(122)	897	(1,402)	(505)

Subtotal	$2,258	$(1,391)	867	$1,814	$(1,572)	242	$3,627	$(3,534)	93

Less: IMR gains			645			396			563
Less: Capital gains tax (benefit)			252			34			(316)

Net realized capital gains (losses)			$(30)			$(188)			$(154)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bond investments totaled $34 billion, $24 billion and $32 billion for the years ended December 31, 2011, 2010 and 2009, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that is “other than temporary.” Factors considered include the duration and extent to which fair value has been less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other than temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry segment credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on appraisal of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

During 2009, the Company adopted Statement of Statutory Accounting Principle No. 43R, Loan Backed and Structured Securities (“SSAP 43R”). SSAP 43R requires that valuation adjustments for other-than-temporary impairments of loan-backed and other structured securities be based on fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted expected future cash flows of the security. Under SSAP 43, the discount rate used would generally be either the effective yield at purchase or the effective yield immediately prior to the valuation adjustment. The Company’s adoption of SSAP 43R was effective September 30, 2009 and resulted in a cumulative increase to surplus of $61 million, representing the difference between other-than-temporary valuation adjustments for structured securities that were remeasured using the discounted cash flow method required by SSAP 43R and the fair value measurement for such valuation adjustments required by previous guidance. This increase in surplus is reported as a change in accounting principle in the consolidated statement of changes in surplus for the year ended December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2011, 2010 and 2009 were as follows:

	For the year ended December 31,
	2011	2010	2009
Bonds, common and preferred stocks:	(in millions)
Structured securities	$(37)	$(259)	$(166)
Financial services	(38)	(65)	(69)
Consumer discretionary	(23)	(39)	(133)
Industrials	(7)	(24)	(48)
Energy	(22)	(4)	(25)
Technology	-	(1)	(7)
Other	(13)	-	(74)

Subtotal	(140)	(392)	(522)

Other investments:
Real estate and RE funds	(49)	(67)	(151)
Mortgage loans	-	(32)	(8)
Security partnerships	-	(5)	(52)
Energy and transportation	(30)	-	(12)
Derivatives	-	-	(4)

Subtotal	(79)	(104)	(227)

Total	$(219)	$(496)	$(749)

In addition to the realized capital losses above, $30 million, $23 million and $40 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2011, 2010 and 2009, respectively. The decline in the Company’s equity in these subsidiaries resulting from the valuation adjustments is included in changes in net unrealized capital gains and losses in the consolidated statement of changes in surplus.

Other-than-temporary valuation adjustments on loan-backed and other structured securities for the years ended December 31, 2011, 2010 and 2009, including the circumstances of the adjustment, were as follows:

	For the years ended December 31,
	2011	2010	2009
	(in millions)
Intent to sell	$-	$(45)	$-

Inability or lack of intent to retain investment for a period of time sufficient to recover the amortized cost basis	-	-	-

Present value of cash flows expected to be collected is less than amortized cost basis	(37)	(214)	(166)

	$(37)	$(259)	$(166)

At December 31, 2011, the Company continued to hold structured securities with aggregate statement values and fair values of $192 million and $130 million, respectively, for which other-than-temporary valuation adjustments totaling $275 million had been recognized since the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

adoption of SSAP 43R. These valuation adjustments were necessary because the aggregate present value of expected cash flows was less than the amortized cost basis of the security.

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2011, 2010 and 2009 were as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)

Bonds	$(89)	$(16)	$117
Common and preferred stocks	(550)	1,286	903
Other investments	248	359	(316)

	(391)	1,629	704

Change in deferred taxes	178	(351)	(201)

Change in net unrealized capital gains (losses)	$(213)	$1,278	$503

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments. Changes in the Company’s equity-method share of the undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Net unrealized capital gains (losses) for the years ended December 31, 2011, 2010 and 2009 included $(204) million, $(265) million and $(311) million, respectively, related to distributions made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net gains are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net gains are reversed.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had declined and remained below cost at December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$8,701	$8,198	$(503)	$3,134	$2,501	$(633)
Common and preferred stocks	2,034	1,786	(248)	408	303	(105)

Total	$10,735	$9,984	$(751)	$3,542	$2,804	$(738)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

	December 31, 2010
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$14,317	$13,750	$(567)	$3,978	$3,202	$(776)
Common and preferred stocks	758	692	(66)	714	549	(165)

Total	$15,075	$14,442	$(633)	$4,692	$3,751	$(941)

During 2011, the aggregate amounts by which the fair value of individual bond investments had declined and remained below cost decreased, due primarily to a reduction in risk-free market interest rates and the general narrowing of credit spreads. All of these bonds are current on contractual interest and principal payments and are otherwise performing according to their contractual terms. Based on the results of the impairment review process described above, management considers these declines in fair value, as well as the declines in fair value of common and preferred stocks summarized above, to be temporary based on current facts and circumstances.

At December 31, 2011 and 2010, unrealized capital losses related to loan-backed and structured securities with durations of greater than 12 months were $369 million and $470 million, respectively, while unrealized capital losses with durations of less than 12 months were $23 million and $36 million, respectively.

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

The Company manages the lending of fixed income securities directly, while the lending of equity securities was administered by a lending agent and collateral investment manager until the Company discontinued its equity lending program during 2010. At December 31, 2011 and 2010, the aggregate statement value of loaned securities was $1.2 billion and $1.3 billion, respectively, while the aggregate fair value of these loaned securities was $1.3 billion and $1.3 billion, respectively. Of the securities on loan at December 31, 2011 and 2010, all were fixed income securities.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the market value of the securities on loan plus accrued interest and that set conservative standards for the Company’s reinvestment of cash collateral received. At each of December 31, 2011 and 2010, securities lending collateral held by the Company was $1.3 billion, which is reported at amortized cost and reported in the consolidated statement of financial position as described below. The offsetting liability of $1.3 billion, reflecting the obligation to return the collateral, is reported in other liabilities in the consolidated statement of financial position at each of December 31, 2011 and 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

The following table summarizes the terms of securities lending arrangements outstanding at December 31, 2011 and 2010:

	December 31,
	2011	2010
	(in millions)

Open terms	$917	$948
30 days or less	80	400
31-60 days	334	-

Total	$1,331	$1,348

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2011 and 2010 were as follows:

	December 31,
	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)

30 days or less	$666	$666	$451	$452
31-60 days	2	2	33	33
61-90 days	67	67	59	60
91-120 days	115	115	10	10
121-180 days	61	61	72	72
181-365 days	126	127	79	79
1-2 years	176	175	419	419
2-3 years	107	102	111	111
Greater than 3 years	6	6	108	107

Total	$1,326	$1,321	$1,342	$1,343

At December 31, 2011, the consolidated statement of financial position included $848 million in bonds and $478 million in cash and temporary investments related to the collateral assets summarized above. At December 31, 2010, the consolidated statement of financial position included $928 million in bonds and $414 million in cash and temporary investments related to these collateral assets.

During 2010, the Company had also entered into securities lending arrangements for separate account investment securities, utilizing similar procedures and collateral requirements as those for general account loaned securities. During 2011, the Company discontinued its securities lending program within the separate accounts. At December 31, 2011 there were no securities on loan within the separate accounts. At December 31, 2010, the aggregate statement value of loaned securities held by the separate accounts was $11 million.

Secured Funding Transaction

During 2009, the Company entered into a secured funding transaction, whereby certain mortgage-backed securities owned by the Company were deposited in a trust and pledged under an indenture as part of $600 million in borrowing from an unrelated third party. During the duration of the indenture, these assets were restricted from being sold, substituted or otherwise accessed by the Company. As part of the transaction, the Company entered into an unconditional agreement to

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

repurchase the pledged securities from the trust at market value during December, 2011. This transaction was accounted for as a secured funding under Statement of Statutory Accounting Principles No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP 91R”), and as such these securities continued to be reported at amortized cost and included in bonds in the consolidated statement of financial position.

The indenture required substantially all cash flows from the pledged securities to be used to pay interest and principal on the funded balance. Interest on the outstanding principal balance accrued at an annual rate of 1-month LIBOR + 1.75%. At December 31, 2010, the aggregate statement value of the pledged securities was $1.7 billion, while the aggregate fair value of those securities was $1.5 billion. At December 31, 2010, the outstanding borrowing related to this funding transaction had been reduced to $353 million, which is reported in other liabilities in the consolidated statement of financial position at that date.

On December 29, 2011, the Company repurchased the remaining pledged securities from the trust at a market value of $1.4 billion. The proceeds of this repurchase were used by the trust to repay the remaining funded liability balance of $130 million, with the remainder of the proceeds remitted to the Company as the residual interest holder of the trust. Interest expense related to this funding transaction was $5 million and $10 million for the years ended December 31, 2011 and 2010, respectively, and is reported as a reduction of net investment income in the consolidated statement of operations.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

In addition to hedging, the Company uses derivatives for the purpose of investment replication. A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred for accounting purposes until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internally-developed pricing models.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. At December 31, 2011 and 2010, the Company held $243 million and $129 million, respectively, of collateral under these agreements. The collateral is reported as cash and temporary investments in the consolidated statement of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral reported as other liabilities.

Hedging — Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost (if any) in the consolidated statement of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2011 and 2010, there were no gains or losses recorded with respect to derivatives that ceased to qualify for cash flow hedge accounting or for which the Company removed the cash flow hedge accounting designation.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. Foreign exchange gains or losses on these contracts are reported as an adjustment to the cost basis of the hedged foreign investment.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds for U.S. dollar-denominated payments, based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the consolidated statement of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified bond at a specified price at a future date.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Fixed income futures replications are used in conjunction with the purchase of cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Fixed income futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $9 million and $585 million during 2011 and 2010, respectively.

Fixed income replications are used to replicate a bond investment through the use of cash market instruments combined with interest rate swaps. Fixed income replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $7 million and $6 million during 2011 and 2010, respectively.

Total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $(1) million and $2 million during 2011 and 2010, respectively.

Equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity index futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $17 million and $14 million during 2011 and 2010, respectively.

Income Generation

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $(18) million and $(10) million during 2011 and 2010, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

The effects of the Company’s use of derivative instruments on the consolidated statement of financial position at December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Notional Amount	Statement Value		Fair Value
		Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$1,025	$11	$-	$142	$-
Interest rate swaps	52	-	-	15	-
Foreign exchange contracts:
Cross currency swaps	937	-	(56)	-	(1)
Foreign currency covers	11	-	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Swaptions	2,354	81	-	81	-
Fixed futures	2,880	-	-	-	-
Foreign exchange contracts:
Foreign currency forwards	850	32	-	32	-
Equity contracts:
Equity total return swaps	20	-	-	-	-
Equity futures	-	-	-	-	-
Credit contracts:
Credit default swaps	201	-	(2)	-	(2)

Investment Replications:
Interest rate contracts:
Interest rate swaps	150	-	-	8	-
Fixed futures	32	-	-	-	-
Equity contracts:
Equity total return swaps	182	1	-	1	-
Equity futures	-	-	-	-	-

Income Generation:
Equity contracts:
Equity options	3	-	-	-	-

Total derivatives		$125	$(58)	$279	$(3)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

	December 31, 2010
	Notional Amount	Statement Value		Fair Value
		Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$1,025	$12	$-	$89	$-
Interest rate swaps	52	-	-	13
Foreign exchange contracts:
Cross currency swaps	807	-	(108)	-	(58)
Foreign currency covers	-	-	-	-	-
Credit contracts:
Credit default swaps	52	-	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Swaptions	2,157	106	-	106	-
Fixed futures	1,125	-	-	-	-
Foreign exchange contracts:
Foreign currency forwards	1,217	2	-	2	-
Equity contracts:
Equity total return swaps	39	-	(8)	-	(8)
Equity futures	274	-	-	-	-
Credit contracts:
Credit default swaps	181	-	(4)	-	(4)

Investment Replications:
Interest rate contracts:
Interest rate swaps	150	-	-	5	-
Fixed futures	1,756	-	-	-	-
Equity contracts:
Equity total return swaps	173	27	-	27	-
Equity futures	-	-	-	-	-

Income Generation:
Equity contracts:
Equity options	716	-	(39)	-	(39)

Total derivatives		$147	$(159)	$242	$(109)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. The statement value of derivatives is reported as other investments or other liabilities in the consolidated statement of financial position. Amounts included in the consolidated statement of financial position at December 31, 2011 and 2010 reflect counterparty netting adjustments of $10 million and $43 million, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

The effects of the Company’s use of derivative instruments on the consolidated statements of operations and changes in surplus for the years ended December 31, 2011, 2010 and 2009 were as follows:

	For the year ended December 31, 2011
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$29
Interest rate swaps	-	-	3
Foreign exchange contracts:
Cross currency swaps	51	(28)	-
Foreign currency covers	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Interest rate swaps	-	-	-
Swaptions	(35)	-	(7)
Fixed futures	(72)	(141)	-
Foreign exchange contracts:
Foreign currency forwards	29	(23)	-
Equity contracts:
Equity total return swaps	8	(11)	-
Equity futures	2	(10)	-
Credit contracts:
Credit default swaps	2	-	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	4
Fixed futures	4	8	-
Foreign exchange contracts:
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	(25)	15	-
Equity futures	-	2	-

Income Generation:
Equity contracts:
Equity options	15	(1)	-

Total derivatives	$(21)	$(189)	$26

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

	For the year ended December 31, 2010
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$27
Interest rate swaps	-	-	3
Foreign exchange contracts:
Cross currency swaps	(21)	-	-
Foreign currency covers	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Interest rate swaps	-	-	-
Swaptions	7	-	(6)
Fixed futures	36	(31)	-
Foreign exchange contracts:
Foreign currency forwards	(8)	(12)	-
Equity contracts:
Equity total return swaps	(7)	(26)	-
Equity futures	(2)	(23)	-
Credit contracts:
Credit default swaps	3	-	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	4
Fixed futures	(3)	3	-
Foreign exchange contracts:
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	25	4	(1)
Equity futures	-	(2)	-

Income Generation:
Equity contracts:
Equity options	(15)	-	-

Total derivatives	$15	$(87)	$24

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

	For the year ended December 31, 2009
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$21
Interest rate swaps	-	-	3
Foreign exchange contracts:
Cross currency swaps	(96)	(3)	3
Foreign currency covers	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Interest rate swaps	-	-	-
Swaptions	25	-	(5)
Fixed futures	239	(23)	-
Foreign exchange contracts:
Foreign currency forwards	19	(9)	-
Foreign currency futures	72	(171)	-
Equity contracts:
Equity total return swaps	8	(21)	(1)
Equity futures	17	(321)	-
Credit contracts:
Credit default swaps	(22)	10	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	11	1
Fixed futures	(97)	73	-
Foreign exchange contracts:
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	-	72	-
Equity futures	-	-	-

Income Generation:
Equity contracts:
Equity options	-	(3)	-

Total derivatives	$165	$(385)	$19

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2011 and 2010 were as follows:

	December 31,
	2011	2010
	(in millions)

Life insurance reserves	$125,983	$118,706
Annuity reserves	5,262	4,950
Disability and long-term care unpaid claims and claim reserves	4,254	4,098
Disability and long-term care active life reserves	3,009	2,750
Deposit funds	2,409	2,562

Total reserves for policy benefits	$140,917	$133,066

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.50% to 5.50%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.00% to 4.50%. As of December 31, 2011, the Company had $1.3 trillion of total life insurance in force, including $7.0 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated in pricing and use mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

As of January 1, 2010, the Company implemented the preferred mortality components of the 2001 CSO mortality table for the calculation of basic and deficiency reserves for term life insurance policies issued during 2006 and 2005. This change in reserve valuation basis resulted in a $131 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2010.

As of January 1, 2009, the Company changed the valuation basis for waiver reserves on life insurance. This change decreased the policy benefit reserve for waiver benefits by $67 million, which was reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009. As of January 1, 2009, the Company also implemented the preferred mortality components of the 2001 CSO mortality table for the calculation of deficiency reserves for term life insurance policies issued in 2008 and 2007. This change in reserve valuation basis resulted in an $8 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Annuity Reserves

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.50% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.50% to 7.50%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2011 and 2010, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit liabilities were as follows:

	December 31,
	General Account		Separate Accounts		Total
	2011	2010	2011	2010	2011	2010
			(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$914	$969	$-	$-	$914	$969
- at book value less surrender charge of 5% or more	575	502	-	-	575	502
- at fair value	-	-	10,808	10,641	10,808	10,641
- at book value without adjustment	3,873	3,895	-	-	3,873	3,895

Not subject to discretionary withdrawal	2,309	2,146	3,286	3,198	5,595	5,344

Total	$7,671	$7,512	$14,094	$13,839	$21,765	$21,351

Disability and LTC Reserves

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.00% to 5.50%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based morbidity experience with valuation interest rates ranging from 4.00% to 4.50%.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.3 billion and $4.1 billion at December 31, 2011 and 2010, respectively. Changes in these reserves for the years ended December 31, 2011 and 2010 were as follows:

	For the year ended December 31,
	2011	2010
	(in millions)

Balance at January 1	$4,098	$3,938

Incurred related to:
Current year	590	588
Prior years	93	102

Total incurred	683	690

Paid related to:
Current year	(20)	(21)
Prior years	(507)	(509)

Total paid	(527)	(530)

Balance at December 31	$4,254	$4,098

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.00% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.00% to 4.00%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.00% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March 2002 and later, minimum reserves are based on valuation interest rates of 4.00% or 4.50% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.20% to 6.00% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

Deposit Funds

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment, through a payment plan consisting of a series of scheduled payments or by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). If the beneficiary does not affirmatively choose either the second or third option above, the proceeds are automatically paid to the beneficiary in a single lump sum. If the beneficiary chooses a Northwestern Access Fund account, the beneficiary receives

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

negotiable drafts that they can use to access the balance in this account at their discretion. The total reserve liability for Northwestern Access Fund account balances held by the Company on behalf of beneficiaries was $0.9 billion and $1.2 billion at December 31, 2011 and 2010, respectively. Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments.

Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Northwestern Access Fund accounts were credited with interest at annual rates ranging from 0.01% to 3.50% during 2011 and 0.02% to 3.50% during 2010. The Company does not charge beneficiaries any fee to establish or maintain a Northwestern Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2011 and 2010 were as follows:

	December 31, 2011		December 31, 2010
	Gross	Net	Gross	Net
		(in millions)

Ordinary new business	$212	$82	$202	$79
Ordinary renewal	2,026	1,666	1,932	1,601

Total deferred and uncollected premiums	$2,238	$1,748	$2,134	$1,680

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2011 and 2010:

	Variable Life		Variable Annuities		Total
	December 31,
	2011	2010	2011	2010	2011	2010
			(in millions)

Subject to discretionary withdrawal	$4,488	$4,700	$10,808	$10,641	$15,296	$15,341
Not subject to discretionary withdrawal	-	-	3,286	3,198	3,286	3,198

Total separate account reserves	4,488	4,700	14,094	13,839	18,582	18,539

Non-policy liabilities					115	124

Total separate account liabilities					$18,697	$18,663

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2011 and 2010 was $188 million and $119 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. Because these benefits are only available upon the death of the annuitant or insured, reserves for these benefits are based

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $19 million and $15 million attributable to GMDB at December 31, 2011 and 2010, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.8 billion, $1.7 billion and $1.2 billion for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these premiums to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statement of operations for the years ended December 31, 2011, 2010 and 2009:

	For the year ended December 31,
	2011	2010	2009
		(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,909	$1,819	$1,319
Transfers from separate accounts	(1,428)	(1,437)	(1,359)

Net transfers to (from) separate accounts	$481	$382	$(40)

8.	Employee and Financial Representative Benefit Plans

The Company sponsors noncontributory defined benefit pension plans (“plans”) for all eligible employees and financial representatives. The Company also sponsors nonqualified plans, including plans that provide benefits to certain participants in excess of limits set by the Employee Retirement Income Security Act (“ERISA”) for the qualified plans. The Company’s funding policy for the tax-qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $145 million and $275 million to the qualified employee retirement plan during the years ended December 31, 2011 and 2010, respectively. The Company expects to make a contribution of $90 million during 2012.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees contribute a portion of the cost of the health plan. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Aggregate plan assets and projected benefit obligations of the defined benefit pension plans and postretirement benefit plans at December 31, 2011 and 2010, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2011	2010	2011	2010
		(in millions)
Fair value of plan assets at January 1	$2,992	$2,418	$73	$69
Changes in plan assets:
Actual return on plan assets	20	367	-	11
Company contributions	145	275	-	-
Actual plan benefits paid	(73)	(68)	(6)	(7)

Fair value of plan assets at December 31	$3,084	$2,992	$67	$73

Projected benefit obligation at January 1	$2,878	$2,544	$415	$290
Changes in benefit obligation:
Service cost of benefits earned	100	84	26	26
Interest cost on projected obligations	164	154	23	21
Projected gross plan benefits paid	(89)	(82)	(23)	(22)
Projected Medicare Part D reimbursement	-	-	2	1
Experience losses	667	177	55	99
Plan amendments	-	1	-	-

Projected benefit obligation at December 31	$3,720	$2,878	$498	$415

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The target asset allocations and the actual allocation of the plans’ investments on a fair value basis at December 31, 2011 and 2010 were as follows:

	Target Allocation		Actual Allocation

	2011	2010	2011	2010

Bonds	34%	34%	35%	32%
Equity securities	65%	65%	63%	66%
Other investments	1%	1%	2%	2%

Total assets	100%	100%	100%	100%

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases for active employees. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was $3.2 billion and $2.5 billion at December 31, 2011 and 2010, respectively.

The PBO and ABO amounts above represent the estimated future benefit obligations due to vested participants only, as required by the statutory basis of accounting. The estimated present value of additional future obligations for participants that have not yet vested in the defined benefit plans and the postretirement benefit plans at December 31, 2011 and 2010 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2011	2010	2011	2010
		(in millions)
PBO	$87	$59	$302	$247
ABO	60	39	-	-

The assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2011, 2010 and 2009 and for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2011	2010	2009	2011	2010	2009
Projected benefit obligation:
Discount rate	4.50%	5.75%	6.25%	4.50%	5.75%	6.25%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%

Net periodic benefit cost:
Discount rate	5.75%	6.25%	6.25%	5.75%	6.25%	6.25%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	7.50%	8.00%	8.00%	7.50%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan investments among asset classes, with expected returns by asset class based on several factors including economic projections, third-party research and long-term historical returns. Risk is assessed by evaluating long-term historical standard deviations and correlations between asset classes.

The PBO for postretirement benefits at December 31, 2011 assumed an annual increase in future retiree medical costs of 7.5%, grading down to 5% over five years and remaining level thereafter. At December 31, 2010 the comparable assumption was for an annual increase in future retiree medical costs of 8.0% grading down to 5% over six years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2011 by $50 million and net periodic postretirement benefit expense for the year ended December 31, 2011 by $6 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2011 and net periodic postretirement benefit expense for the year ended December 31, 2011 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

signed into law. One of the provisions of the new laws created an excise tax beginning in 2018 on health plans that have an aggregate value greater than a threshold amount. The potential future impact on the Company’s PBO for postretirement medical benefit from this new excise tax is estimated to be an increase of $43 million. A second provision of the new laws revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit. The Company previously recorded deferred tax assets based on the expectation of this tax benefit. As a result of the law change, the related deferred tax assets of $11 million were eliminated as a direct reduction of surplus for the year ended December 31, 2010 to reflect the expected future income tax on the subsidy.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2011 and 2010:

	Defined Benefit Plans		Postretirement Benefit Plans
	2011	2010	2011	2010
		(in millions)
Fair value of plan assets	$3,084	$2,992	$67	$73
Projected benefit obligation	3,720	2,878	498	415

Funded status	(636)	114	(431)	(342)

Unrecognized net experience losses	1,509	665	188	132
Unrecognized prior service cost	1	1	(4)	(4)
Unrecognized initial net asset	(515)	(515)	-	-
Additional minimum liability	(37)	(14)	-	-
Nonadmitted asset	(851)	(731)	-	-

Net pension liability	$(529)	$(480)	$(247)	$(214)

The projected benefit obligation for defined benefit plans shown above included $584 million and $473 million related to nonqualified, unfunded plans at December 31, 2011 and 2010, respectively. In the aggregate, the fair value of qualified plan assets represented 98% and 124% of the projected benefit obligations of these qualified plans at December 31, 2011 and 2010, respectively.

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in projected benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans. Unrecognized net experience losses primarily reflect the impact of reductions in the PBO discount rate since 2009, including $651 million of net experience losses related to the reduction in the discount rate to 4.50% during 2011.

Unrecognized initial net asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans at January 1, 2001. The Company has elected not to record a direct increase to surplus for this excess, electing instead to amortize this unrecognized initial net asset as a reduction of net periodic benefit cost until exhausted.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $37 million, $14 million and $10 million at December 31, 2011, 2010 and 2009, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statement of financial position.

The components of net periodic benefit cost for the years ended December 31, 2011, 2010 and 2009 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2011	2010	2009	2011	2010	2009
			(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$100	$84	$83	$26	$26	$25
Interest cost on projected obligations	164	154	147	23	21	16
Amortization of experience gains and losses	28	33	61	4	3	2
Amortization of initial net asset	-	(2)	(28)	-	-	-
Expected return on plan assets	(222)	(192)	(160)	(5)	(5)	(5)

Net periodic benefit cost	$70	$77	$103	$48	$45	$38

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2012 through 2021 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2012	$103	$22
2013	113	25
2014	125	29
2015	139	32
2016	153	36
2017-2021	1,047	243
Total	$1,680	$387

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. The Company also sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2011, 2010 and 2009, the Company expensed total contributions to these plans of $32 million, $31 million and $30 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage for any single mortality risk. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at each of December 31, 2011 and 2010 were reported net of ceded reserves of $1.6 billion.

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2011, 2010 and 2009 were as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)

Direct premium revenue	$15,457	$14,984	$13,910
Premiums ceded	(839)	(732)	(848)

Net premium revenue	$14,618	$14,252	$13,062

Direct benefit expense	$15,999	$15,583	$14,458
Benefits ceded	(495)	(375)	(513)

Net benefit expense	$15,504	$15,208	$13,945

In addition, the Company received $169 million, $146 million and $194 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts are reported in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions should a reinsurer’s credit rating fall below a prescribed level. There were no reinsurance recoverables at December 31, 2011 and 2010 that were considered by management to be uncollectible.

During 2010, the Company exercised its option to recapture previously ceded long-term care insurance business from two unaffiliated reinsurers. The effect on the Company’s financial statements from these recapture transactions was to increase investments by $67 million and policy benefit reserves by $100 million at December 31, 2010, with a related decrease in net income and surplus of $33 million for the year then ended.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Mutual Capital, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
NM Pebble Valley, LLC	NM GP Holdings, LLC
Northwestern Mutual Real Estate Investments, LLC	NM Investment Holdings, Inc.

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries’ determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The major components of current income tax expense in the consolidated statement of operations for the years ended December 31, 2011, 2010 and 2009 were as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Tax payable on ordinary income	$99	$(33)	$52
Tax credits	(116)	(185)	(43)
Increase (decrease) in contingent tax liabilities	23	(6)	33

Total current tax expense (benefit)	$6	$(224)	$42

In addition to the “ordinary” current tax expense amounts above, net realized capital gains and losses in the consolidated statement of operations for the years ended December 31, 2011, 2010 and 2009 were reported net of current capital gains tax expense (benefit) of $252 million, $34 million and $(316) million, respectively.

The Company’s taxable income can vary significantly from pretax financial statement income as reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between the tax and statutory financial statement bases of reporting. The Company’s financial statement effective tax rates were 15%, 8% and 9% for the years ended December 31, 2011, 2010 and 2009, respectively.

The effective tax rate above is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in nonadmitted deferred tax assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

The Company made payments to the IRS for federal income taxes of $460 million and $253 million during the years ended December 31, 2011 and 2010, respectively, and received federal tax refunds from the IRS of $454 million during the year ended December 31, 2009. Income taxes paid in 2011 and prior years of $1.4 billion are available at December 31, 2011 for refund claims in the event of future tax losses.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statement of financial position represents an estimate of taxes recoverable or payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

Changes in the amount of contingent tax liabilities for the year ended December 31, 2011 were as follows (in millions):

Balance at January 1, 2011	$412

Additions based on tax positions related to the current year	-
Additions for tax positions of prior years	24
Reductions for tax positions of prior years	-

Balance at December 31, 2011	$436

Included in the balance at December 31, 2011 are $394 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods.

The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2011, 2010 and 2009, the Company recognized $16 million, $(28) million and $19 million, respectively, in interest-related expense (benefit). The Company had $43 million and $27 million of liability accrued for the payment of interest at December 31, 2011 and 2010, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2011 and 2010 were as follows:

	December 31,
	2011	2010	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,050	$1,014	$36
Investments	371	155	216
Policy benefit liabilities	1,867	1,776	91
Benefit plan obligations	547	511	36
Guaranty fund assessments	11	11	-
Net operating loss carry forwards	-	18	(18)
Other	93	139	(46)

Adjusted gross deferred tax assets	3,939	3,624	315

Nonadmitted deferred tax assets	(38)	(42)	4

Admitted adjusted deferred tax assets	3,901	3,582	319

Deferred tax liabilities:
Investments	824	976	(152)
Other	721	682	39

Gross deferred tax liabilities	1,545	1,658	(113)

Net admitted adjusted deferred tax assets	$2,356	$1,924	$432

Adjusted gross deferred tax assets at December 31, 2011 and 2010 included $3.7 billion and $3.4 billion, respectively, related to temporary differences that were ordinary in nature and $0.2 billion and $0.2 billion, respectively, related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2011 and 2010 included $0.9 billion and $0.9 billion, respectively, related to temporary differences that were ordinary in nature and $0.6 billion and $0.7 billion, respectively, related to temporary differences that were capital in nature.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a calculation that takes into consideration available loss carryback and carryforward capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus.

During 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”), initially effective for the years ended December 31, 2009 and 2010. During 2010, the NAIC extended the required use of SSAP 10R through December 31, 2011. SSAP 10R changed the calculation of the limit for admission to surplus of deferred tax assets (“DTA”) compared to previous guidance. SSAP 10R

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

extended the reversal period for temporary differences from one year to three years and increased the level-of-surplus limitation from 10% to 15%, provided the insurer meets a minimum risk-based capital (“RBC”) level of 250%. Insurers that do not meet that minimum RBC level must calculate their admitted DTA using the statutory guidance previously in effect. At both December 31, 2011 and 2010, the Company exceeded the minimum RBC level required to use the new DTA admissibility methodology under SSAP 10R.

If the Company had not qualified to use the SSAP 10R DTA admissibility calculation, its gross deferred tax assets at December 31, 2011 and 2010 would have exceeded the previous SSAP 10 limitation by $457 million and $97 million, respectively, which would have reduced surplus in the consolidated statement of financial position by the same amounts. Of these amounts, $457 million and $97 million were ordinary in nature at December 31, 2011 and 2010, respectively. The Company did not assume the benefit of future tax planning strategies in its valuation of gross DTA at either December 31, 2011 or 2010.

During 2011, the NAIC adopted Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”), which is first effective January 1, 2012. SSAP 101 includes the same calculation for limitation of DTA admissibility as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded this new 300% minimum RBC requirement at each of December 31, 2011 and 2010 and expects to exceed this minimum throughout 2012. SSAP 101 also changes the recognition and measurement criteria for contingent tax liabilities. Based on its current circumstances, management anticipates that the Company’s adoption of SSAP 101 during 2012 will reduce surplus by less than $50 million and will have an immaterial impact on results of operations for 2012 and beyond.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Significant components of the calculation of admitted deferred tax assets under SSAP 10R at December 31, 2011 and 2010 were as follows:

	December 31, 2011			December 31, 2010			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)			(in millions)			(in millions)
One year reversal and 10% surplus limit:
Federal taxes recoverable from taxes paid in prior years	$1,040	$83	$1,123	$696	$55	$751	$344	$28	$372
DTA expected to be realized within one year	776	19	795	1,076	-	1,076	(300)	19	(281)
Remaining DTA to be offset against DTL	1,481	64	1,545	1,557	93	1,650	(76)	(29)	(105)

Three year reversal and 15% surplus limit:
Federal taxes recoverable from taxes paid in prior years	1,062	61	1,123	650	101	751	412	(40)	372
DTA expected to be realized within three years	1,539	-	1,539	1,737	-	1,737	(198)	-	(198)
Remaining DTA to be offset against DTL	1,153	86	1,239	1,039	55	1,094	114	31	145

Stautory capital and surplus:
10 percent of statutory capital and surplus	N/A	N/A	1,229	N/A	N/A	1,179	N/A	N/A	50
15 percent of statutory capital and surplus	N/A	N/A	1,843	N/A	N/A	1,769	N/A	N/A	74

Risk-based capital levels:
Total adjusted capital	N/A	N/A	20,650	N/A	N/A	20,065	N/A	N/A	585
Authorized control level	N/A	N/A	2,094	N/A	N/A	2,142	N/A	N/A	(48)
Admitted deferred tax assets	3,273	146	3,419	3,329	156	3,485	(56)	(10)	(66)
Admitted assets	N/A	N/A	3,419	N/A	N/A	3,478	N/A	N/A	(59)
Adjusted statutory surplus	N/A	N/A	12,293	N/A	N/A	11,788	N/A	N/A	505
Total adjusted capital from DTA	N/A	N/A	2,356	N/A	N/A	1,924	N/A	N/A	432

Increased amounts from use of three-year reversal and 15% surplus limit:
Admitted deferred tax assets	457	-	457	97	-	97	360	-	360
Admitted assets	N/A	N/A	457	N/A	N/A	97	N/A	N/A	360
Adjusted statutory surplus	N/A	N/A	457	N/A	N/A	97	N/A	N/A	360

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell provides investment products and services in over 35 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five-year period ended December 31, 2003.

At the time of acquisition, the Company received permission from the OCI for a permitted practice regarding the valuation of its investment in Russell common stock, whereby all GAAP acquisition goodwill recorded by Russell, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off from the Company’s statutory equity method basis in the acquisition as a direct reduction of Company surplus. During 2008, the Company received permission from the OCI to amend the original permitted practice to be more consistent with Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), using the statutory equity method based on Russell’s audited GAAP book equity, exclusive of any adjustment for Russell’s GAAP goodwill as would otherwise be required by SSAP 97.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

At December 31, 2011 and 2010, the Company owned 93.4% and 93.5%, respectively, of the outstanding common stock of Russell. In accordance with the permitted accounting practice described above, the Company’s investment in Russell common stock is valued at $418 million and $458 million at December 31, 2011 and 2010, respectively, and reported as common and preferred stocks in the consolidated statement of financial position. If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statement of financial position would have been lower by $772 million and $759 million at December 31, 2011 and 2010, respectively, and net income as reported in the consolidated statement of operations would have been lower by $13 million, $14 million and $16 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company estimates the fair value of its Russell common stock ownership to be $1.4 billion and $1.7 billion at December 31, 2011 and 2010, respectively.

The Company’s share of Russell’s operating results are accounted for under the statutory equity method, whereby the Company’s share of Russell’s GAAP net income and other changes in Russell’s GAAP common equity are reported as a change in net unrealized capital gains (losses). If accumulated earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized capital gains are reversed. The Company received common stock dividends from Russell in the amount of $23 million during each of the years ended December 31, 2011 and 2010, of which $8 million and $23 million, respectively, was reported as net investment income in the consolidated statement of operations. No common stock dividends were received from Russell during 2009.

During 2008, another subsidiary of the Company sold Russell common stock representing a 5% ownership interest in Russell to a third party, resulting in an after-tax gain that was reported as an unrealized capital gain pending distribution of the net proceeds to the Company by the subsidiary. Those proceeds were distributed to the Company during 2009 and were reported as net investment income in the consolidated statement of operations for the year ended December 31, 2009.

During 2008, the Company purchased, at par, $350 million of perpetual senior preferred stock issued by Russell. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.00%. The Company earned $28 million and $28 million and $27 million in dividends on Russell senior preferred stock for the years ended December 31, 2011 and 2010 and 2009, respectively.

During 2009 and 2010, the Company purchased, at par, a total of $621 million of junior preferred stock issued by Russell. The junior preferred stock includes detachable warrants, is callable under certain conditions and pays preferred dividends at a rate of 10.00%, payable semi-annually. During 2011 and 2010, Russell redeemed $0 and $560 million, respectively, of junior preferred stock and related warrants, leaving $44 million of junior preferred stock outstanding at each of December 31, 2011 and 2010. The Company earned $4 million, $32 million and $17 million in dividends on Russell junior preferred stock for the years ended December 31, 2011, 2010 and 2009, respectively.

During 2010, Russell sold its private equity business to an unaffiliated third party, resulting in an after-tax gain to Russell of $382 million, which is reported as an unrealized capital gain in the consolidated statement of changes in surplus for the year ended December 31, 2010. The after-tax proceeds of the sale were used by Russell to retire fixed income notes, junior preferred stock and warrants issued to the Company by Russell.

During 2011, the Company entered into an agreement to loan up to $50 million to Russell so that Russell could invest seed money in certain of its new investment products. The commitment to fund loans under this agreement expires on December 15, 2012. At December 31, 2011, $25

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

million was outstanding and due to the Company and is reported as a bond in the consolidated statement of financial position. This initial loan bears interest at 4.79% and matures on March 23, 2014.

During 2011, Russell entered into a revolving line of credit of up to $250 million with an unaffiliated lender that was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2011. The Company received payments of $2.5 million from Russell related to the guarantee of this credit facility during each of the years ended December 31, 2011 and 2010, which were reported as net investment income in the consolidated statement of operations. Russell’s borrowings under these facilities were $163 million and $215 million at December 31, 2011 and 2010, respectively. See Note 12 for more information regarding the financial statement impact of guarantees and other commitments made by the Company.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2011 and 2010 were as follows:

	December 31,
	2011	2010
	(in millions)
Common stock	$418	$458
Fixed income notes	25	-
Senior preferred stock	350	350
Junior preferred stock	42	42
Warrants	2	2

Total	$837	$852

12.	Contingencies and Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of affiliates (e.g., the guarantee of Russell’s line of credit) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If these affiliates or financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to recover payments made under the agreements. The terms of these guarantees range from less than one year to twenty-four years at December 31, 2011.

Effective December 31, 2011, the Company adopted Statement of Statutory Accounting Principles No. 5 – Revised, Liabilities, Contingencies and Impairments of Assets (“SSAP 5R”). SSAP 5R requires the Company to recognize a financial statement liability for the estimated fair value of these guarantees. The adoption of SSAP 5R resulted in a $5 million direct reduction of surplus in the consolidated statement of changes in surplus for the year ended December 31, 2011. Previous statutory guidance only required the recognition of a financial statement liability in circumstances where it was considered likely that performance under the guarantee would be required.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2011, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on estimated fair value of the guarantees:

Nature of guarantee	Maximum potential amount of future payments	Financial statement liability
	(in millions)
Guarantees of future minimum compensation - financial representatives	$133	$2

Guarantees of operating leases - financial representatives	305	3

Guarantees of obligations of affiliates	168	1

Guarantees issued on behalf of wholly- owned subsidiaries	8	-

Totals	$614	$6

No payments have been required under these guarantees, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense (in the case of guarantees to or on behalf of financial representatives) or increase the amount of its equity investment in the affiliate or subsidiary on whose behalf the guarantee was made.

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments. These commitments aggregated to $4.3 billion at December 31, 2011 and were extended at market rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2011 and 2010. Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2011.

13.	Related Party Transactions

During each of 2011 and 2010, the Company made capital contributions to unconsolidated subsidiaries through the transfer of certain investments from its general account. The aggregate statement value and fair value of investments transferred during 2011 was $161 million and $205 million, respectively. The aggregate statement value and fair value of investments transferred during 2010 was $449 million and $564 million, respectively. These transactions were accounted

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

for at the lower of statement value or fair value at the time of the transfer, resulting in realized capital losses of $0 and $11 million for the years ended December 31, 2011 and 2010, respectively.

During 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. During 2009, the Company and its subsidiaries redeemed all of the remaining mutual fund shares in the successor funds with realized capital losses of $83 million and unrealized capital losses of $100 million, respectively, reported by the Company on these redemptions.

14.	Surplus Notes

On March 26, 2010, the Company issued Surplus Notes (“Notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The Notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the Notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest expense on the Notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $106 million and $54 million in interest expense on the Notes for the years ended December 31, 2011 and 2010, respectively, which is reported as a reduction of net investment income in the consolidated statement of operations. Cumulative interest to date of $160 million has been paid on the Notes through December 31, 2011.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The Notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The Notes are not redeemable at the option of any note holder. The Notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed, excluding accrued interest as of the date on which the Notes are to be redeemed, discounted on a semi-annual basis at the adjusted treasury rate plus 25 basis points.

No affiliates of the Company hold any portion of the Notes. The Notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the Notes was Nippon Life Insurance Company of Japan, which held $250 million in principal at each of December 31, 2011 and 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

15.	Fair Value of Financial Instruments

The statement value and fair value of investment assets and certain policy liabilities at December 31, 2011 and 2010 were as follows:

	December 31, 2011		December 31, 2010
	Statement Value	Fair Value	Statement Value	Fair Value
		(in millions)
Investment assets:
Bonds	$103,753	$112,259	$96,829	$101,935
Mortgage loans	22,804	24,463	21,291	22,038
Policy loans	15,147	15,147	14,472	14,472
Common and preferred stocks	7,420	8,386	9,170	10,493
Real estate	1,632	2,250	1,619	1,964
Other investments	11,006	12,282	10,018	10,972
Cash and temporary investments	2,421	2,421	1,928	1,928

Total investment assets	$164,183	$177,208	$155,327	$163,802

Liabilities:
Investment-type insurance reserves	$5,276	$4,994	$5,353	$4,974
Secured borrowing	-	-	353	349
Liabilities for securities lending	1,331	1,331	1,348	1,348

The statutory basis of accounting allows for the fair value disclosures for bonds and certain preferred stocks, as well as statement value for common stocks and certain preferred stocks, to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models.

At December 31, 2011 and 2010, the fair value of bonds was generally based on independent pricing services or internally-developed pricing models based on observable market data. The fair value of public common and preferred stocks were generally based on quoted market prices, and the fair value of private equity securities were generally based on internally-developed pricing models utilizing inputs such as public company comparables, sponsor values and discounted cash flows. The fair value of the Company’s investment in Russell common stock is estimated using a multiple, reflective of comparable public companies, of Russell’s earnings before interest, taxes, depreciation and amortization, adjusted for debt and the Company’s holdings in Russell preferred stock. See Note 11 regarding the statement value of the Company’s investment in Russell common stock. The fair value of mortgage loans is based on estimated future cash flows discounted using market interest rates for debt with comparable credit risk and maturities. The fair value of real estate is based primarily on estimated future cash flows discounted using market interest or capitalization rates. The fair value of policy loans is based on unpaid principal balance, which approximates fair value. Other investments include: real estate joint ventures, for which fair value is based on estimated future cash flows discounted using market interest rates; other joint ventures and partnerships, for which statement value approximates fair value; investments in low-income housing tax credits, for which fair value is based on estimated future tax benefits discounted using market interest rates, and derivatives, for which fair value is based on quoted market prices, where available, or third-party and internally-developed pricing models.

Investment-type insurance reserves only include individual fixed annuity policies, supplementary contracts without life contingencies and amounts left on deposit with the Company. The fair value of investment-type insurance reserves is based on estimated future cash flows discounted at market

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

interest rates for similar instruments with comparable maturities. The Company’s secured borrowing is backed by pledged securities with fair values in excess of the stated value of the loan. As such, the statement value of the borrowing approximates fair value. See Note 3 for more information related to the Company’s secured borrowing. Liabilities held under the Company’s securities lending program represent collateral assets held by the Company. See Note 3 for more information on the Company’s securities lending program.

The statutory basis of accounting requires that certain bonds and preferred stocks, most common stocks, certain derivative instruments and most separate account assets be reported in the financial statements at fair value. The related estimates of fair value are categorized into three levels based on the nature of the inputs to the valuation estimates:

Level 1 – Fair value is based on quoted prices for identical assets or liabilities in active markets. Markets are considered active if they have many transactions and current prices, have narrow bid/ask spreads with price quotes that do not vary substantially among market makers, and have information that is publicly available.

Level 2 – Fair value is based on observable market data such as quoted prices for similar assets in active markets or quoted prices for identical or similar assets in non-active markets.

Level 3 – Fair value is estimated by the Company using one or more significant unobservable inputs.

The Company’s valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs. A given asset or liability’s designation within the fair value hierarchy summarized above is based on the highest numerical level of any input that is significant to the fair value measurement. There have been no material changes in the valuation methodologies used at December 31, 2011, 2010 and 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

Investments that are held at fair value at the end of one reporting period and are also measured at fair value at the end of the subsequent reporting period are considered to be measured at fair value on a recurring basis. The tables below present the common stocks, derivative instruments and separate account assets reported at fair value on a recurring basis in the consolidated statement of financial position at December 31, 2011 and 2010. Bonds rated “6” by the NAIC and preferred stocks rated “4”, “5” and “6” by the NAIC, which are reported at the lower of amortized cost or fair value, are immaterial in the aggregate and are thereby not included below. Investments in unconsolidated subsidiaries are excluded from common stocks in the table below as they are reported in the financial statements using the equity method.

	December 31, 2011
	Level 1	Level 2	Level 3	Total
		(in millions)

General account common stocks	$5,111	$-	$530	$5,641
Derivative assets at fair value:
Equity total return swaps	-	1	-	1
Swaptions	-	81	-	81
Foreign currency forwards	-	32	-	32

Total assets at fair value	-	114	-	114

Derivative liabilities at fair value:
Credit default swaps	-	(2)	-	(2)

Total liabilities at fair value	-	(2)	-	(2)

Net derivatives at fair value	-	112	-	112

Separate accounts:
Mutual fund investments	15,510	-	-	15,510
Other benefit plan assets	26	8	2	36
Pension and postretirement assets:
Bonds	-	993	-	993
Common and preferred stock	1,842	24	15	1,881
Cash and short term securities	1	64	-	65
Other assets/liabilities	(6)	5	213	212

Subtotal pension and postretirement assets	1,837	1,086	228	3,151

Total	$22,484	$1,206	$760	$24,450

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

	December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in millions)

General account common stocks	$6,981	$-	$571	$7,552
Derivative assets at fair value:
Equity total return swaps	-	27	-	27
Swaptions	-	106	-	106
Foreign currency forwards	-	2	-	2

Total assets at fair value	-	135	-	135

Derivative liabilities at fair value:
Equity options	(15)	(24)	-	(39)
Credit default swaps	-	(4)	-	(4)
Equity total return swaps	-	(8)	-	(8)

Total liabilities at fair value	(15)	(36)	-	(51)

Net derivatives at fair value	(15)	99	-	84

Separate accounts:
Mutual fund investments	15,574	-	-	15,574
Other benefit plan assets	16	7	1	24
Pension and postretirement assets:
Bonds	-	997	7	1,004
Common and preferred stock	1,790	4	20	1,814
Cash and short term securities	52	-	-	52
Other assets/liabilities	1	-	194	195

Subtotal pension and postretirement assets	1,843	1,001	221	3,065

Total	$24,399	$1,107	$793	$26,299

The Company reviews and validates fair value estimates and the related inputs at each reporting date, including information provided by independent pricing sources. The Company may transfer assets reported at fair value on a recurring basis between levels of the fair value hierarchy if appropriate based on changes in the quality of inputs available during a reporting period. There were no material asset transfers between Level 1 and Level 2 or between Level 2 and Level 3 during the years ended December 31, 2011 or 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2011, 2010 and 2009

The following table summarizes the changes in fair value of assets utilizing Level 3 inputs for the years ended December 31, 2011 and 2010.

	For the year ended December 31, 2011

	Fair value, beginning of period	Realized investment gains/(losses)	Unrealized gains/(losses)	Purchases, sales & settlements	Transfers into/out of Level 3	Fair value, end of period
	(in millions)

General account common stocks	$571	$(3)	$1	$(35)	$(4)	$530
Separate accounts:
Other benefit plan assets	1	-	-	1	-	2
Pension and postretirement assets:
Bonds	7	1	(5)	(3)	-	-
Public and private equities	14	2	(1)	(3)	(1)	11
Preferred stock	6	-	-	1	(3)	4
Other assets/liabilities	194	17	5	(3)	-	213

Subtotal pension and postretirement assets	221	20	(1)	(8)	(4)	228

Total	$793	$17	$-	$(42)	$(8)	$760

	For the year ended December 31, 2010

	Fair value, beginning of period	Realized investment gains/(losses)	Unrealized gains/(losses)	Purchases, sales & settlements	Transfers into/out of Level 3	Fair value, end of period
	(in millions)

General account common stocks	$664	$20	$33	$(156)	$10	$571
Separate accounts:
Other benefit plan assets	1	-	-	-	-	1
Pension and postretirement assets:
Bonds	11	1	(1)	(3)	(1)	7
Public and private equities	13	1	5	(5)	-	14
Preferred stock	2	-	-	4	-	6
Other assets/liabilities	156	7	15	16	-	194

Subtotal pension and postretirement assets	182	9	19	12	(1)	221

Total	$847	$29	$52	$(144)	$9	$793

Report of Independent Auditors

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2011 and 2010, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2011.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, on the basis of accounting described in Note 1.

/s/ PricewaterhouseCoopers LLP

February 23, 2012

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account, dated March 22, 2006	Incorporated herein by reference to Exhibit (a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Incorporated herein by reference to Exhibit (c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)1	Northwestern Mutual Flexible Premium Variable Adjustable Life Insurance Policy, TT.CVUL. (0107)	Incorporated herein by reference to Exhibit (d)1 to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(a)	Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability, TT.VUL.UL.SMP.(0107)	Incorporated herein by reference to Exhibit (d)2(a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(b)	Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability, TT.VUL.UL.SMC.(0107)	Incorporated herein by reference to Exhibit (d)2(b) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(c)	Additional Purchase Benefit, TT.VUL.APB.(0107)	Incorporated herein by reference to Exhibit (d)2(c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(d)	Endorsement Regarding Qualification Of Variable Life Policy As A Life Insurance Contract, AMDT.FLSF.(0199)	Incorporated herein by reference to Exhibit (d)2(d) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(e)	Northwestern Mutual Life Insurance Application, 90-1 L.I.(0198) with Application Supplement, (90-1.CVUL.Supp.(0107)	Incorporated herein by reference to Exhibit (e) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Incorporated herein by reference to Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18, File No. 2-89972, filed April 26, 1996
(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Incorporated herein by reference to Exhibit (f) to Form N-6 Post-Effective Amendment No. 8, File No. 333-36865, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Filed herewith
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (h)1(a)(2) to Form N-6 Registration Statement, File No. 333-136124, filed on July 28, 2006

(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds”, and Russell Fund Distributors, Inc.	Incorporated herein by reference to Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Incorporated herein by reference to Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Incorporated herein by reference to Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed April 28, 2005
(h)(c)(2)	Form of Administrative Services Agreement	Filed herewith
(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(h)(e)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Filed herewith
(i)	Not Applicable
(j)(a)	Shareholder Information Agreement dated April 13, 2007 among Russell Investment Management Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Filed herewith
(j)(b)	Amendment No. 1 dated October 20, 2008 to Shareholder Information Agreement dated April 13, 2007 among Russell Fund Services Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Filed herewith

(j)(c)	Shareholder Information Agreement dated April 13, 2007 among Fidelity Distributors Corporation on behalf of Fidelity® Variable Insurance Products Fund and The Northwestern Mutual Life Insurance Company	Filed herewith
(j)(d)	Shareholder Information Agreement dated April 16, 2007 among Northwestern Mutual Series Fund, Inc. and The Northwestern Mutual Life Insurance Company	Filed herewith
(j)(e)	Shareholder Information Agreement dated October 16, 2007 among Neuberger Berman Management Inc. and The Northwestern Mutual Life Insurance Company	Filed herewith
(j)(f)	Power of Attorney	Filed herewith
(j)(g)	NMIS/NM Annuity Operations Admin Agreement	Incorporated herein by reference to Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 26, 2012	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 25, 2012	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith

Item 27. Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2012

Name	Address
John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

David J. Drury	Owner and CEO Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	President and Chairman of the Board Arzu 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Of Counsel Reinhart Boerner Van Deuren, sc 9590 North Upper River Road River Hills, WI 53217

James P. Hackett	President and CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119-3609

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 800 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President & CEO Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

Gary A. Poliner	President and Chief Risk Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

John E. Schlifske	Chairman and CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Peter M. Sommerhauser	Attorney Godfrey & Kahn, SC 780 North Water Street Milwaukee, WI 53202-3590

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

Timothy W. Sullivan	5270 N. Lake Drive Whitefish Bay, WI 53217

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Ralph A. Weber	Founding Member Gass, Weber, Mullins, LLC 309 North Water Street Suite 700 Milwaukee, WI 53202

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Benjamin F. Wilson	Managing Principal Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Edward J. Zore	Retired Chairman Northwestern Mutual 777 E. Wisconsin Suite 3005 Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2012

John E. Schlifske	Chairman and Chief Executive Officer
Sandra L. Botcher	Vice President (Disability Income)
Michael G. Carter	Senior Vice President and Chief Financial Officer
Eric P. Christophersen	Vice President (Wealth Management)
Jefferson V. DeAngelis	Senior Vice President (Public Markets)
Mark G. Doll	Executive Vice President & Chief Investment Officer
Christina H. Fiasca	Senior Vice President (Agency Services)
Timothy J. Gerend	Vice President (Compliance/Best Practices)
John M. Grogan	Senior Vice President (Financial Planning & Product Delivery)
Thomas C. Guay	Vice President (New Business)
Gary M. Hewitt	Vice President (Investment Risk Management)
J. Chris Kelly	Vice President and Controller
Jean M. Maier	Executive Vice President (Enterprise Operations and Technology)
Raymond J. Manista	Senior Vice President, General Counsel & Secretary
Gregory C. Oberland	Executive Vice President (Insurance and Investment Products)
Kathleen A. Oman	Vice President (IT Relationship Management)
Gary A. Poliner	President and Chief Risk Officer
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Vice President and Chief Actuary
Marcia Rimai	Executive Vice President and Chief Administrative Officer
Tammy Roou	Vice President (Enterprise Risk Assurance)
Calvin R. Schmidt	Vice President (Integrated Customer Operations)
Todd M. Schoon	Executive Vice President (Agencies)
David W. Simbro	Senior Vice President (Life & Annuity Products)
Steve P. Sperka	Vice President (Long Term Care)
Paul J. Steffen	Vice President (Agencies)
Conrad C. York	Vice President (Marketing)
Todd O. Zinkgraf	Vice President (Enterprise Solutions)

OTHER OFFICERS – As of December 1, 2011

Employee	Title
Gregory A. Gurlik	Senior Actuary
Donald C. Kiefer	VP-Actuary
James Lodermeier	Senior Actuary
Robert G. Meilander	VP-Corporate Actuary
Ted A. Matchulat	Director Product Compliance

Arthur V. Panighetti	VP-Actuary

Employee	Title
Deborah A. Schultz	Senior Actuary
Chris G. Trost	Senior Actuary
P. Andrew Ware	VP-Actuary

Mark S. Bishop	Regional VP-Field Supervision

Somayajulu Durvasula	Regional VP-Field Supervision
Mark J. Gmach	Regional VP-Field Supervision
Laila V. Hick	VP-Agency Development
David D. Kiecker	Regional VP-Field Supervision
Steven C. Mannebach	VP-Agency Development
Daniel J. O’Meara	VP-Agency Development
Charles J. Pendley	VP-Agency Development
Michael E. Pritzl	VP-Leadership Development

Gregory A. Jaeck	Director-Annuity & Income Market
Jeffrey J. Niehaus	Director-Business Retirement Markets
David G. Stoeffel	VP-Annuity & Investment Products
Kellen A. Thiel	Director-Managed Products

Robert J. Wright	Director-IPS Strategic Partnerships Product Support

Anne A. Frigo	Director-Insurance Product Compliance
Diane B. Horn	NMIS AML Officer
Robert J. Johnson	Director-Compliance
James K. Kuznacic	Director-Systems
Gregory S. Leslie	Director-Variable Product Compliance

Timothy Nelson	Director-Compliance

Kevin J. Abitz	Director-Corporate Reporting
Jason T. Anderson	Asst. Director-Tax

Barbara E. Courtney	Director-Mutual Fund Accounting
Walter M. Givler	VP-Accounting Policy
Michelle A. Hinze	Director-Accounting Operations
Todd C. Kuzminski	Director-Investment Accounting
David K. Nunley	VP-Tax

David E. Willert	Asst. Director-Tax

Rick T. Zehner	VP-Special Projects

Mark McNulty	Director-Field Distribution Policies & Administration
Daniel A. Riedl	VP-Field Distribution Policies & Administration

Jeffrey P. Scholemer	Director-Field Supervision

Robyn S. Cornelius	Director-Distribution Planning
Richard P. Snyder	Director-Field Compensation

Pency P. Byhardt	VP-Field Services & Support
Karla D. Hill	Asst. Director-CL&R Operations
Joanne M. Migliaccio	Director-Field Services & Support
Lisa A. Myklebust	Director-Network Office Operations

Employee	Title
Matthew T. Sauer	Director-Field Technology

Thomas R. Anderson	Director-Financial Security
Rebekah B. Barsch	VP-Market Strategy & Training
Barbara A. Bombaci	Director-Advanced Planning
Kenneth P. Elbert	Director-Advanced Planning
Daniel R. Finn	Director-Advanced Planning
Stephen J. Frankel	Director-Regional Sales
William F. Grady, IV	Director-Advanced Planning
Debra L. Hagan	Director-Administration/Operations FSP
Laura J. Hauschild	Director-Retirement Markets
Patrick J. Horning	Director-Advanced Planning
Meg E. Jansky	Director-Financial Planning & Product Delivery
Shawn P. Mauser	Director-Regional Sales
Mac McAuliffe	Director-Financial Planning & Product Delivery
John E. Muth	Director-Advanced Planning
John K. O’Meara	Director-Advanced Planning
Brent A. Ritchey	Director-Advanced Planning
William H. Taylor	VP-Advanced Financial Security Planning
Brian D. Wilson	Director-Regional Sales
John K. Wilson	Director-Regional Sales
Stanford A. Wynn	Director-Advanced Planning

Don P. Gehrke	Director-ICS Investment Operations
David Harley	Director-IPS Operations
Patricia J. Hillmann	Director-Annuity Customer Service
Todd M. Jones	Director-IPS Finance
Kevin J. Konopa	Director-Business Systems Team
Sarah R. Schneider	Director-Annuity Operations
Jeffrey B. Williams	NMIS and WMC Chief Compliance Officer

Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Bradley L. Eull	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
Gerald E. Fradin	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Chris K. Gawart	Asst. General Counsel & Asst. Secretary
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
Gregory Johnson	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary

Employee	Title
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Tammy M. Roou	VP & Insurance & Distribution Counsel
Kathleen H. Schluter	VP & Tax Counsel
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary

Terry R. Young	Asst. General Counsel & Asst. Secretary

Jason R. Handal	VP-Advanced Markets
Todd L. Laszewski	Director-Life Product Development
William Brian Henning	Director-Competitive Intelligence
Jane Ann Schiltz	VP-Business Markets

Carrie L. Bleck	Director-Policyowner Services
Travis T. Piotrowski	Director-Policyowner Services
Sandra K. Scott-Tyus	Director-Life Benefits

Natalie J. Versnik	Director-Policyowner Services
Michael D. Zelinski	Director Policyowner Services

Karla J. Adams	Director-Investment Risk Management
James A. Brewer	Director-Investment Planning
David A. Escamilla	Director-Investment Information
Donald Forecki	Director-Investment Operations, Asst. Secretary
Karen A. Molloy	Director-Banking & Cash Management, Asst. Treasurer
Michael S. Treptow	Director-Investment Performance Management

Shanklin B. Cannon	Medical Director
Kurt P. Carbon	Director-Life Lay Standards
Wayne F. Heidenreich	Medical Director
Paul W. Skalecki	VP-Underwriting Standards

Mark J. McLennon	VP-Investment Advisory Services

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of March 31, 2012 are set forth on pages C-11 through C-12. In addition to the subsidiaries set forth on pages C-11 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1)

(as of March 31, 2012)

Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries
Northwestern Mutual Capital, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Limited(2)	United Kingdom	100.00
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Real Estate Investments, LLC(2)	Delaware	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00
Frank Russell Company(3)	Washington	93.54

All Other Subsidiaries
100 East Wisconsin Avenue Joint Venture(2)	Wisconsin	100.00
31 Ogden, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company(2)	Delaware	100.00
Arbor Oaks Ltd.(2)	Florida	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford I SPE, LLC(2)	Delaware	100.00
Bradford II SPE, LLC(2)	Delaware	100.00
Bradford, Inc.(2)	Delaware	100.00
Brendan International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Brookarbor Joint Venture(2)	Illinois	100.00
Burgundy, LLC(2)	Delaware	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00
Cortona Holdings, LLC(2)	Delaware	100.00
Crosland Bradford, LLC(2)	North Carolina	100.00
Crosland Denver Highway 16, LLC(2)	North Carolina	100.00
Crosland Greens, LLC(2)	North Carolina	100.00
Fairfield West Deer Park LLC(2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Highbrook International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC(2)	Delaware	100.00
Juleen, LLC(2)	Delaware	100.00
Justin International FSC, Inc.(2)	U.S. Virgin Islands	100.00
Klode, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Logan, Inc.(2)	Delaware	100.00
Lydell, Inc.(2)	Delaware	100.00
Maroon, Inc.(2)	Delaware	100.00

Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00
Mitchell, Inc.(2)	Delaware	100.00
Model Portfolios, LLC(2)	Delaware	100.00
N.M. Albuquerque, Inc.(2)	New Mexico	100.00
New Arcade, LLC(2)	Wisconsin	100.00
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM F/X, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, Inc.(2)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Pebble Valley LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NML Clubs Associated, Inc.(2)	Wisconsin	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NML-CBO, LLC(2)	Delaware	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Charlotte Avenue Holdings, LLC(2)	Tennessee	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(4)	Maryland	100.00
NW Pipeline, Inc.(2)	Texas	100.00
Olive, Inc.(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Park Ridge Corporate Center, LLC(2)	Delaware	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	100.00
Piedmont Center, 15 LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Solar Resources, Inc.(2)	Wisconsin	100.00
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Travers International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00

Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Villas of St. Johns L.L.C.(2)	Florida	100.00
Walden OC, LLC(2)	Delaware	100.00
Warren Corporate Center, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC(2)	Delaware	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2011, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company, which includes registered investment advisers and registered investment companies.

(2)	Subsidiary included in the consolidated financial statements.

(3)	Subsidiary files separate financial statements.

(4)

Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Commodities Return Strategy Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29. Indemnification

(a)      That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b)      Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30. Principal Underwriters

(a)      NMIS is the principal underwriter of the securities of the Registrant. NMIS also acts as the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account (811-3989).

(b)      As of April 1, 2012, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Mark S. Bishop	Regional Vice President, Field Supervision
Pency P. Byhardt	Vice President, Field Services and Support
Michael G. Carter	Director
Robyn C. Cornelius	Director, Distribution Planning
Linda C. Donahue	NMIS Anti-Money Laundering (AML) Officer
Somayajulu V. Durvasula	Regional Vice President, Field Supervision
Michael S. Ertz	Vice President, Financial Planning and Product Development
Bradley L. Eull	Assistant Secretary, NMIS
David A. Eurich	Director, Field Training
Christina H. Fiasca	Senior Vice President, Agency Services
Anne A. Frigo	Director, Insurance Products Compliance
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Compliance/Best Practices
Mark J. Gmach	Regional Vice President, Field Supervision
John M. Grogan	Director, Senior Vice President, Financial Planning and Product Delivery
Thomas C. Guay	Vice President, Variable Life Underwriting and Issue
Jason R. Handal	Vice President, Advanced Markets
David P. Harley	Director, Retail Investment Operations
Patricia J. Hillman	Director, Annuity Customer Services
Gregory A. Jaeck	Director, Annuity Products
Robert J. Johnson	Director, Compliance/Best Practices
Todd M. Jones	Treasurer, Financial and Operations Principal

David D. Kiecker	Regional Vice President, Field Supervision
Kevin J. Konopa	Director, IPS Business Systems
Steven J. LaFore	Secretary, NMIS
Brady J. Flugaur

Assistant Director, Retail Investment Services; Registered Options and

Securities Futures Principal (ROSFP); Municipal Securities Principal (MSP);

Municipal Securities Rulemaking Board (MSRB) Primary Contact

Todd L. Laszewski	Director, Life Product Development
Steven C. Mannebach	Vice President, Field Growth and Development
Mac McAuliffe	National Sales Director
Mark E. McNulty	Director, NMIS Field Administration
Joanne M. Migliaccio	Director, Contract, License and Registration
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets
Jennifer O’Leary	Assistant Treasurer
Gregory C. Oberland	Director
Travis T. Piotrowski	Vice President, Variable Life Servicing
Daniel A. Riedl	Vice President, Chief Operating Officer
Jeffrey P. Schloemer	Director, Field Supervision Standards
Calvin R. Schmidt	Director, President and CEO, NMIS
Sarah R. Schneider	Director, Annuity Operations
Todd M. Schoon	Director, Executive Vice President, Agencies
Adam D. Seiden	Director, Field Growth and Development
David W. Simbro	Senior Vice President, Life and Annuity Products
Todd W. Smasal	Director, Human Resources
Richard P. Snyder	Director, Field Compensation and Accounting Services
Paul J. Steffen	Vice President, Agencies
Steven H. Steidinger	Director, Variable Life Products
David G. Stoeffel	Vice President, Financial Planning and Product Delivery
William H. Taylor	Vice President, Financial Planning and Sales Support
Kellen A. Thiel	Director, Personal Investment Markets
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, FINRA Executive Representative
Robert J. Wright	Director, Strategic Partnerships and Product Support

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c)      NMIS, the principal underwriter, received $15,981,855 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31. Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32. Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33. Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable adjustable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account II, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 26th day of April, 2012.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 26th day of April, 2012.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ JOHN C. KELLY	Vice President and Controller;
John C. Kelly	Principal Accounting Officer

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ David A. Erne*	Trustee
David A. Erne

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ P. Russell Harden*	Trustee
P. Russell Harden

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ Gary A. Poliner*	Trustee
Gary A. Poliner

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ Peter M. Sommerhauser*	Trustee
Peter M. Sommerhauser

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ Timothy W. Sullivan*	Trustee
Timothy W. Sullivan

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Ralph A. Weber*	Trustee
Ralph A. Weber

/s/ Barry L. Williams*	Trustee
Barry L. Williams

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

/s/ Edward J. Zore*	Trustee
Edward J. Zore

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact,
pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of April 26, 2012

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 7 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

Exhibit	Description
(g)	Form of Reinsurance Agreement	Filed herewith
(h)(c)(2)	Form of Administrative Services Agreement	Filed herewith
(h)(e)	Participation Agreement dated April 30, 2007	Filed herewith
(j)(a)	Shareholder Information Agreement dated April 13, 2007	Filed herewith
(j)(b)	Amendment to Shareholder Information Agreement dated October 20, 2008	Filed herewith
(j)(c)	Shareholder Information Agreement dated April 13, 2007	Filed herewith
(j)(d)	Shareholder Information Agreement dated April 16, 2007	Filed herewith
(j)(e)	Shareholder Information Agreement dated October 16, 2007	Filed herewith
(j)(f)	Power of Attorney	Filed herewith
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 26, 2012	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 25, 2012	Filed herewith
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith